UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22441

John Hancock Diversified Income Fund (formerly John Hancock Hedged Equity & Income Fund)

(Exact name of registrant as specified in charter)

200 BERKELEY STREET, BOSTON, MA 02116 (Address of principal executive offices) (Zip code)

SALVATORE SCHIAVONE

TREASURER

200 BERKELEY STREET

BOSTON, MA 02116

(Name and address of agent for service)

Registrant's telephone number, including area code: (617) 543-9634

Date of fiscal year end: December 31

Date of reporting period: December 31, 2025

ITEM 1. REPORT TO STOCKHOLDERS.

Annual report
John Hancock
Diversified Income Fund (Formerly John Hancock Hedged Equity & Income Fund)
Closed-end international equity
Ticker: HEQ
December 31, 2025

Managed distribution plan

The fund has adopted a managed distribution plan (Plan). Under the Plan, the fund currently makes quarterly distributions of an amount equal to $0.2500 per share, which will be paid quarterly until further notice. The fund may make additional distributions: (i) for purposes of not incurring federal income tax at the fund level of investment company taxable income and net capital gain, if any, not included in such regular distributions; and (ii) for purposes of not incurring federal excise tax on ordinary income and capital gain net income, if any, not included in such regular distributions.
The Plan provides that the Board of Trustees of the fund may amend the terms of the Plan or terminate the Plan at any time without prior notice to the fund’s shareholders. The Plan is subject to periodic review by the fund’s Board of Trustees.
You should not draw any conclusions about the fund’s investment performance from the amount of the fund’s distributions or from the terms of the fund’s Plan. The fund’s total return at net asset value (NAV) is presented in the "Financial highlights" section.
With each distribution that does not consist solely of net income, the fund will issue a notice to shareholders and an accompanying press release that will provide detailed information regarding the amount and composition of the distribution and other related information. The amounts and sources of distributions reported in the notice to shareholders are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income-tax purposes. The fund may, at times, distribute more than its net investment income and net realized capital gains; therefore, a portion of your distribution may result in a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital does not necessarily reflect the fund’s investment performance and should not be confused with "yield" or "income".

John Hancock
Diversified Income Fund

2	Your fund at a glance
4	Management’s discussion of fund performance
6	A look at performance
8	Fund’s investments
34	Financial statements
37	Financial highlights
38	Notes to financial statements
50	Report of independent registered public accounting firm
51	Tax information
52	Investment objective, principal investment strategies, and principal risks
55	Additional information
57	Trustees and Officers
61	More information
ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED INCOME FUND	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks to provide total return with a focus on current income and gains and also consisting of long-term capital appreciation.
AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2025 (%)

The MSCI All Country World Index (ACWI) tracks the performance of publicly traded large- and mid-cap stocks of companies in both developed and emerging markets.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The performance data contained within this material represents past performance, which does not guarantee future results.
Investment returns and principal value will fluctuate and a shareholder may sustain losses. Further, the fund’s performance at net asset value (NAV) is different from the fund’s performance at closing market price because the closing market price is subject to the dynamics of secondary market trading. Market risk may increase when shares are purchased at a premium to NAV or sold at a discount to NAV. Current month-end performance may be higher or lower than the performance cited. The fund’s most recent performance can be found at jhinvestments.com or by calling 800-852-0218.
2	JOHN HANCOCK DIVERSIFIED INCOME FUND | ANNUAL REPORT

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Equities rose due to easing economic and geopolitical conditions
Global equities generated solid gains as central banks reduced interest rates, supporting strong corporate earnings and ongoing artificial intelligence investment.
The fund’s equity allocation contributed to absolute results
The fund had a positive absolute return, supported by its financials, information technology and industrial exposures.
The fund’s fixed income exposure also aided performance
The fund’s fixed income allocation contributed to absolute results as well, led by U.S. mortgage-backed securities (MBS), high yield and non-U.S. bonds.
SECTOR COMPOSITION AS OF 12/31/2025 (% of net assets)

ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED INCOME FUND	3

Management’s discussion of fund performance
What factors affected global equity markets over the past 12 months?
Global equities delivered a solid year of gains despite navigating meaningful macro and geopolitical volatility. Markets declined early in the year as shifting U.S. foreign policy and rising tariff uncertainty weighed on sentiment, prompting a rotation toward international equities—particularly Europe, where a supportive fiscal policy helped drive relative strength. Risk appetite improved meaningfully from the second quarter onward as inflation eased, and global central banks began to diverge in response to mixed economic signals. The U.S. Federal Reserve (Fed) maintained caution early in the year before pivoting to rate cuts later, while the European Central Bank continued its easing cycle. Stabilizing geopolitical conditions—including progress in U.S—China trade talks and easing Middle East tensions—supported a broad recovery across risk assets.
By the second half of the year, strong corporate earnings, ongoing investment in artificial intelligence—related infrastructure, and a weaker U.S. dollar helped sustain equity gains. The year closed on a constructive note as the Fed cut interest rates, and steady global demand along with additional easing from select central banks helped extend the rally. While pockets of volatility persisted, especially around policy transitions and global elections, markets ultimately benefited from continued momentum in transformative technologies, supportive policy shifts and sustained economic resilience.
TOP 10 HOLDINGS AS OF 12/31/2025 (% of net assets)
JPMorgan Chase & Co.	1.2
AbbVie, Inc.	1.0
Exxon Mobil Corp.	0.8
Chevron Corp.	0.8
Cisco Systems, Inc.	0.8
IBM Corp.	0.7
Philip Morris International, Inc.	0.7
CVS Health Corp.	0.7
Johnson & Johnson	0.7
Allianz SE	0.6
TOTAL	8.0
Cash and short-term investments are not included.
COUNTRY COMPOSITION AS OF 12/31/2025 (% of net assets)
United States	56.7
Japan	6.2
Canada	4.4
United Kingdom	3.8
France	2.9
Netherlands	2.3
South Korea	2.2
Cayman Islands	2.2
Spain	2.2
Germany	2.2
Other countries	14.9
TOTAL	100.0
4	JOHN HANCOCK DIVERSIFIED INCOME FUND | ANNUAL REPORT

How did the fund perform?
The fund’s equity allocation benefited absolute performance, due to positioning in the financials, information technology, and industrials sectors. The fund’s fixed income allocation also contributed to absolute performance, led by its U.S. mortgage-backed securities (MBS), high yield and non-U.S. exposures.
The fund’s exposure to derivatives detracted from absolute performance.
Which holdings had the most significant positive and negative impacts?
The top individual contributors within the fund’s equity allocation were data storage provider Seagate Technology Holdings PLC in the information technology sector, diversified bank JPMorgan Chase & Co. in the financials sector and tobacco maker Philip Morris International, Inc. in the consumer staples sector.
The top individual detractors were chemicals makers Dow, Inc. and LyondellBasell Industries NV in the materials sector as well as Alexandria Real Estate Equities, Inc. in the real estate sector.
The views expressed in this report are exclusively those of the portfolio management team at Wellington Management Company LLP and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED INCOME FUND	5

A look at performance
TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2025

Average annual total returns (%)				Cumulative total returns (%)
	1-Year	5-Year	10-Year	5-year	10-Year
At Net asset value	15.03	8.95	6.91	53.51	95.00
At Market price	15.56	8.57	7.14	50.88	99.39
MSCI ACWI	22.34	11.19	11.72	69.97	203.02
Blended Index	17.49	7.94	7.98	46.50	115.43
Performance figures assume all distributions have been reinvested.
The returns reflect past results and should not be considered indicative of future performance. Investment returns and principal value will fluctuate and a shareholder may sustain losses. Further, the fund’s performance at net asset value (NAV) is different from the fund’s performance at closing market price because the closing market price is subject to the dynamics of secondary market trading. Market risk may be augmented when shares are purchased at a premium to NAV or when shares need to be sold at a discount to NAV. Current month-end performance may be higher or lower than the performance cited. The fund’s most recent performance can be found at jhinvestments.com or by calling 800-852-0218.
The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
6	JOHN HANCOCK DIVERSIFIED INCOME FUND | ANNUAL REPORT

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Diversified Income Fund for the periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the MSCI ACWI and a blended index.
The MSCI All Country World Index (ACWI) tracks the performance of publicly traded large- and mid-cap stocks of companies in both developed and emerging markets.
The Blended Benchmark comprises 60% MSCI All Country World Index (ACWI) Value Index which tracks large- and mid-cap securities exhibiting overall value style characteristics across both developed and emerging markets and 40% Intercontinental Exchange (ICE) Bank of America (BofA) Global High Yield Constrained Index which tracks the overall performance of sub-investment-grade corporate debt securities from both developed and emerging stock markets worldwide.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The returns reflect past results and should not be considered indicative of future performance.
ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED INCOME FUND	7

Fund’s investments
AS OF 12-31-25
	Shares	Value
Common stocks 57.2%		$84,132,430
(Cost $81,711,764)
Communication services 2.2%		3,274,568
Diversified telecommunication services 0.8%
AT&T, Inc.	5,768	143,277
Telenor ASA	8,128	118,217
Verizon Communications, Inc.	22,712	925,060
Media 0.7%
Altice France Lux 3 (A)	1,034	18,210
Comcast Corp., Class A	15,965	477,194
Omnicom Group, Inc.	7,454	601,911
Wireless telecommunication services 0.7%
Rogers Communications, Inc., Class B	17,110	645,856
Vodacom Group, Ltd.	40,326	344,843
Consumer discretionary 2.9%		4,312,355
Automobile components 0.4%
Bridgestone Corp.	29,188	656,709
Automobiles 0.6%
Honda Motor Company, Ltd.	28,706	281,740
Mercedes-Benz Group AG	887	61,489
Toyota Motor Corp.	27,364	587,699
Broadline retail 0.6%
Alibaba Group Holding, Ltd.	3,238	59,453
Canadian Tire Corp., Ltd., Class A	5,139	651,253
JD.com, Inc., Class A	8,166	117,421
Distributors 0.2%
Genuine Parts Company	2,421	297,686
Hotels, restaurants and leisure 0.3%
McDonald’s Corp.	288	88,021
OPAP SA	11,416	255,741
Starbucks Corp.	763	64,252
Household durables 0.4%
Garmin, Ltd.	539	109,336
Sekisui House, Ltd.	23,882	532,885
Leisure products 0.1%
Sankyo Company, Ltd.	6,152	99,852
Specialty retail 0.3%
Best Buy Company, Inc.	1,048	70,143
Industria de Diseno Textil SA	1,395	92,021
Pop Mart International Group, Ltd. (B)	2,568	61,957
8	JOHN HANCOCK DIVERSIFIED INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Consumer discretionary (continued)
Specialty retail (continued)
The Home Depot, Inc.	653	$224,697
Consumer staples 4.0%		5,819,982
Beverages 0.6%
PepsiCo, Inc.	2,966	425,680
The Coca-Cola Company	6,875	480,631
Consumer staples distribution and retail 0.1%
Target Corp.	671	65,590
Food products 1.1%
General Mills, Inc.	6,662	309,783
JDE Peet’s NV	17,406	650,947
Nestle SA	1,294	128,441
The J.M. Smucker Company	632	61,816
The Kraft Heinz Company	20,029	485,703
Household products 0.5%
Kimberly-Clark Corp.	1,390	140,237
The Procter & Gamble Company	3,748	537,126
Tobacco 1.7%
Altria Group, Inc.	13,603	784,349
British American Tobacco PLC	2,214	125,513
Japan Tobacco, Inc.	17,680	635,460
Philip Morris International, Inc.	6,164	988,706
Energy 4.2%		6,169,817
Energy equipment and services 0.2%
Baker Hughes Company	6,839	311,448
Oil, gas and consumable fuels 4.0%
Cenovus Energy, Inc.	36,759	621,867
Chevron Corp.	7,329	1,117,013
Eni SpA	4,455	84,450
Exxon Mobil Corp.	10,077	1,212,666
Inpex Corp.	32,570	651,417
ONEOK, Inc.	9,419	692,297
ORLEN SA	6,636	177,160
Phillips 66	1,308	168,784
The Williams Companies, Inc.	12,270	737,550
TotalEnergies SE	6,061	395,165
Financials 13.4%		19,751,187
Banks 6.0%
Agricultural Bank of China, Ltd., H Shares	852,087	633,888
ANZ Group Holdings, Ltd.	3,366	81,382
Banca Monte dei Paschi di Siena SpA	6,732	71,677
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED INCOME FUND	9

	Shares	Value
Financials (continued)
Banks (continued)
Banco Bilbao Vizcaya Argentaria SA	25,271	$592,787
Bank Polska Kasa Opieki SA	3,616	205,105
BPER Banca SpA	28,063	379,201
CaixaBank SA	22,022	269,244
Canadian Imperial Bank of Commerce	7,584	687,536
Citizens Financial Group, Inc.	10,781	629,718
JPMorgan Chase & Co.	5,244	1,689,719
Mitsubishi UFJ Financial Group, Inc.	3,982	63,199
Mizuho Financial Group, Inc.	5,606	204,588
Postal Savings Bank of China Company, Ltd., Class A	815,600	636,299
Powszechna Kasa Oszczednosci Bank Polski SA	18,107	427,361
Sberbank of Russia PJSC, ADR (A)(C)	3,353	0
Standard Bank Group, Ltd.	7,320	128,396
Sumitomo Mitsui Financial Group, Inc.	2,022	65,030
The Bank of Nova Scotia	9,442	696,378
The Toronto-Dominion Bank	7,010	660,678
U.S. Bancorp	5,146	274,591
UniCredit SpA	3,410	282,439
VTB Bank PJSC, GDR (A)(C)	55,420	0
Wells Fargo & Company	893	83,228
Capital markets 2.3%
Ares Management Corp., Class A	2,138	345,565
BlackRock, Inc.	444	475,231
China Galaxy Securities Company, Ltd., H Shares	47,253	61,108
CME Group, Inc.	966	263,795
Franklin Resources, Inc.	24,788	592,185
Interactive Brokers Group, Inc., Class A	1,450	93,250
Partners Group Holding AG	339	415,946
Schroders PLC	47,679	260,635
State Street Corp.	617	79,599
T. Rowe Price Group, Inc.	6,321	647,144
The Blackstone Group, Inc.	801	123,466
Financial services 0.2%
FirstRand, Ltd.	62,275	341,266
Insurance 4.7%
Admiral Group PLC	4,219	180,480
Allianz SE	2,050	947,873
Aviva PLC	13,981	128,554
AXA SA	15,802	758,196
Fairfax Financial Holdings, Ltd.	350	667,051
Gjensidige Forsikring ASA	6,621	197,891
Legal & General Group PLC	58,384	205,488
10	JOHN HANCOCK DIVERSIFIED INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials (continued)
Insurance (continued)
MS&AD Insurance Group Holdings, Inc.	10,796	$253,458
Muenchener Rueckversicherungs-Gesellschaft AG	599	394,194
New China Life Insurance Company, Ltd., H Shares	12,804	89,715
Phoenix Group Holdings PLC	30,413	301,084
Prudential Financial, Inc.	4,820	544,082
Samsung Life Insurance Company, Ltd.	6,270	685,405
Sanlam, Ltd.	40,215	238,972
Suncorp Group, Ltd.	6,248	73,346
Swiss Re AG	1,255	209,070
Talanx AG	488	64,825
Tokio Marine Holdings, Inc.	14,032	518,708
Zurich Insurance Group AG	602	455,535
Mortgage real estate investment trusts 0.2%
Annaly Capital Management, Inc.	16,799	375,626
Health care 6.0%		8,809,891
Biotechnology 1.3%
AbbVie, Inc.	6,262	1,430,804
Amgen, Inc.	561	183,621
Gilead Sciences, Inc.	2,425	297,645
Health care equipment and supplies 0.1%
Medtronic PLC	1,399	134,388
Health care providers and services 0.9%
CVS Health Corp.	12,444	987,556
UnitedHealth Group, Inc.	1,043	344,305
Life sciences tools and services 0.0%
WuXi AppTec Company, Ltd., H Shares (B)	5,009	63,517
Pharmaceuticals 3.7%
Bristol-Myers Squibb Company	9,429	508,600
Chugai Pharmaceutical Company, Ltd.	12,333	647,008
Johnson & Johnson	4,705	973,700
Merck & Company, Inc.	7,574	797,239
Novo Nordisk A/S, Class B	4,258	215,959
Pfizer, Inc.	34,429	857,282
Roche Holding AG	1,157	477,806
Sanofi SA	2,500	241,888
Torrent Pharmaceuticals, Ltd.	15,166	648,573
Industrials 4.0%		5,963,438
Aerospace and defense 0.3%
Lockheed Martin Corp.	373	180,409
RTX Corp.	1,455	266,847
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED INCOME FUND	11

	Shares	Value
Industrials (continued)
Air freight and logistics 0.2%
United Parcel Service, Inc., Class B	3,157	$313,143
Building products 0.5%
AGC, Inc.	19,258	638,667
Johnson Controls International PLC	563	67,419
Construction and engineering 0.6%
Bouygues SA	8,973	466,464
Vinci SA	2,562	360,430
Electrical equipment 0.2%
Contemporary Amperex Technology Company, Ltd., H Shares	985	64,064
Eaton Corp. PLC	238	75,805
Emerson Electric Company	524	69,545
Fujikura, Ltd.	667	73,967
Schneider Electric SE	330	90,280
Industrial conglomerates 0.9%
Samsung C&T Corp. (A)	4,014	666,698
Siemens AG	2,411	675,264
Machinery 0.9%
Atlas Copco AB, B Shares	5,057	80,845
Caterpillar, Inc.	132	75,619
Komatsu, Ltd.	3,573	113,380
Kone OYJ, B Shares	5,444	385,669
PACCAR, Inc.	4,027	440,997
SKF AB, B Shares	2,371	62,758
Volvo AB, B Shares	5,157	164,120
Professional services 0.4%
Paychex, Inc.	5,036	564,938
Trading companies and distributors 0.0%
Sumitomo Corp.	1,910	66,110
Information technology 9.5%		13,929,814
Communications equipment 0.9%
Accton Technology Corp.	3,565	134,532
BYD Electronic International Company, Ltd.	16,886	73,126
Cisco Systems, Inc.	14,482	1,115,548
Electronic equipment, instruments and components 2.1%
Amano Corp.	13,464	362,983
Amphenol Corp., Class A	1,998	270,010
Corning, Inc.	1,474	129,063
Delta Electronics, Inc.	8,365	255,165
Elite Material Company, Ltd.	3,456	181,066
Gold Circuit Electronics, Ltd.	4,455	97,315
12	JOHN HANCOCK DIVERSIFIED INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Information technology (continued)
Electronic equipment, instruments and components (continued)
Hon Hai Precision Industry Company, Ltd.	14,468	$106,055
Murata Manufacturing Company, Ltd.	3,729	77,071
Samsung Electro-Mechanics Company, Ltd. (A)	3,709	656,411
Sunny Optical Technology Group Company, Ltd.	11,984	101,201
TDK Corp.	10,554	149,315
TE Connectivity PLC	2,658	604,722
Unimicron Technology Corp.	8,663	60,492
Yokogawa Electric Corp.	1,925	61,736
IT services 1.4%
Accenture PLC, Class A	2,214	594,016
Capgemini SE	440	73,061
IBM Corp.	3,568	1,056,877
Infosys, Ltd.	6,009	108,383
NEC Corp.	1,759	59,517
Otsuka Corp.	5,587	115,123
Semiconductors and semiconductor equipment 2.0%
Analog Devices, Inc.	690	187,128
Broadcom, Inc.	614	212,505
Marvell Technology, Inc.	912	77,502
Microchip Technology, Inc.	1,475	93,987
NVIDIA Corp.	3,044	567,706
Qualcomm, Inc.	5,363	917,341
Teradyne, Inc.	314	60,778
Texas Instruments, Inc.	3,350	581,192
Tokyo Electron, Ltd.	1,082	240,991
Software 1.1%
Gen Digital, Inc.	9,428	256,347
Microsoft Corp.	1,280	619,034
Oracle Corp.	941	183,410
SAP SE	654	158,901
The Sage Group PLC	26,427	384,367
Trend Micro, Inc.	1,455	60,429
Technology hardware, storage and peripherals 2.0%
Apple, Inc.	2,265	615,763
Asia Vital Components Company, Ltd.	4,656	223,463
Canon, Inc.	13,066	386,604
FUJIFILM Holdings Corp.	5,844	124,000
Hewlett Packard Enterprise Company	14,066	337,865
HP, Inc.	25,751	573,732
King Slide Works Company, Ltd.	1,270	151,650
NetApp, Inc.	535	57,293
Seagate Technology Holdings PLC	1,161	319,728
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED INCOME FUND	13

	Shares	Value
Information technology (continued)
Technology hardware, storage and peripherals (continued)
Wiwynn Corp.	669	$95,310
Materials 2.9%		4,273,361
Chemicals 0.8%
Arkema SA	1,070	65,210
BASF SE	4,774	251,201
Dow, Inc.	19,470	455,209
Evonik Industries AG	5,585	87,160
LyondellBasell Industries NV, Class A	8,982	388,921
Containers and packaging 0.2%
International Paper Company	2,501	98,514
Smurfit WestRock PLC	3,777	146,057
Metals and mining 1.7%
AngloGold Ashanti PLC	1,439	123,926
China Hongqiao Group, Ltd.	27,553	115,715
CMOC Group, Ltd., H Shares	79,343	197,129
Fresnillo PLC	4,032	179,789
Gold Fields, Ltd.	3,645	158,931
Grupo Mexico SAB de CV, Series B	22,978	217,179
Impala Platinum Holdings, Ltd.	8,651	135,952
Norsk Hydro ASA	26,741	206,418
Northern Star Resources, Ltd.	5,824	102,489
Rio Tinto PLC	7,633	614,846
Rio Tinto, Ltd.	2,741	267,400
Zijin Mining Group Company, Ltd., H Shares	52,511	240,418
Paper and forest products 0.2%
UPM-Kymmene OYJ	7,641	220,897
Real estate 3.3%		4,834,015
Diversified REITs 0.8%
Stockland	236,018	899,869
WP Carey, Inc.	4,099	263,812
Health care REITs 0.3%
Alexandria Real Estate Equities, Inc.	3,239	158,517
Healthpeak Properties, Inc.	14,954	240,460
Office REITs 0.5%
BXP, Inc.	2,317	156,351
Nippon Building Fund, Inc.	724	659,877
Real estate management and development 0.7%
China Jinmao Holdings Group, Ltd.	882,714	137,414
China Resources Land, Ltd.	17,388	60,828
Hulic Company, Ltd.	60,985	667,247
14	JOHN HANCOCK DIVERSIFIED INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Real estate (continued)
Real estate management and development (continued)
KE Holdings, Inc., Class A	27,971	$147,937
Retail REITs 0.3%
Simon Property Group, Inc.	2,583	478,139
Specialized REITs 0.7%
Digital Realty Trust, Inc.	571	88,339
Extra Space Storage, Inc.	535	69,668
Gaming and Leisure Properties, Inc.	15,193	678,975
Iron Mountain, Inc.	1,526	126,582
Utilities 4.8%		6,994,002
Electric utilities 3.1%
Duke Energy Corp.	2,619	306,973
Edison International	4,089	245,422
Emera, Inc.	13,321	656,466
Endesa SA	18,330	659,526
Enel SpA	10,481	108,974
Evergy, Inc.	8,507	616,672
Eversource Energy	13,700	922,421
Iberdrola SA	39,342	851,888
NextEra Energy, Inc.	1,236	99,226
Terna - Rete Elettrica Nazionale	15,415	163,996
Gas utilities 0.3%
APA Group	47,907	286,254
Snam SpA	17,140	113,893
Multi-utilities 0.9%
Canadian Utilities, Ltd., Class A	21,122	657,567
Dominion Energy, Inc.	1,761	103,177
National Grid PLC	11,037	169,291
Veolia Environnement SA	10,089	351,072
Water utilities 0.5%

United Utilities Group PLC	42,398	681,184
Preferred securities 1.0%		$1,429,640
(Cost $954,255)
Consumer discretionary 0.4%		545,318
Automobiles 0.4%
Bayerische Motoren Werke AG	1,327	141,406
Hyundai Motor Company	1,936	277,451
Hyundai Motor Company, 2nd Preferred Shares	856	126,461
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED INCOME FUND	15

	Shares	Value
Information technology 0.6%		$884,322
Technology hardware, storage and peripherals 0.6%
Samsung Electronics Company, Ltd.	14,247	884,322

	Rate (%)	Maturity date		Par value^	Value
Foreign government obligations 0.7%					$1,126,058
(Cost $1,070,257)
Argentina 0.1%					69,840
Republic of Argentina Bond	5.000	01-09-38		90,000	69,840
Brazil 0.1%					201,879
Federative Republic of Brazil Note	6.125	03-15-34		200,000	201,879
Colombia 0.2%					283,910
Republic of Colombia
Bond	5.750	11-26-34	EUR	125,000	142,107
Bond	6.500	11-26-38	EUR	125,000	141,803
Mexico 0.1%					152,169
Government of Mexico Bond	4.500	03-19-34	EUR	130,000	152,169
Romania 0.1%					212,010
Republic of Romania Bond (B)	5.875	07-11-32	EUR	173,000	212,010
South Africa 0.1%					206,250
Republic of South Africa Bond	5.875	04-20-32		200,000	206,250

Corporate bonds 17.5%					$25,718,202
(Cost $24,583,206)
Communication services 2.8%					4,129,838
Diversified telecommunication services 0.7%
Eircom Finance DAC	5.000	04-30-31	EUR	200,000	238,826
Eolo SpA	4.875	10-21-28	EUR	100,000	108,706
Fibercop SpA	6.375	11-15-33		200,000	198,188
Iliad Holding SAS	6.875	04-15-31	EUR	100,000	125,314
Kaixo Bondco Telecom SA	5.125	09-30-29	EUR	200,000	237,903
Level 3 Financing, Inc. (B)	3.750	07-15-29		65,000	59,183
Telecom Italia Capital SA	7.200	07-18-36		60,000	65,067
Entertainment 0.2%
Cinemark USA, Inc. (B)	5.250	07-15-28		40,000	39,996
Cinemark USA, Inc. (B)	7.000	08-01-32		50,000	51,885
Univision Communications, Inc. (B)	8.500	07-31-31		100,000	104,463
Univision Communications, Inc. (B)	9.375	08-01-32		45,000	48,367
16	JOHN HANCOCK DIVERSIFIED INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Communication services (continued)
Entertainment (continued)
WarnerMedia Holdings, Inc.	5.050	03-15-42		100,000	$70,375
WarnerMedia Holdings, Inc.	5.141	03-15-52		14,000	9,224
Media 1.2%
Altice France SA (B)	5.500	10-15-31	EUR	154,020	171,783
Altice France SA (B)	6.500	04-15-32		93,000	89,157
CCO Holdings LLC (B)	4.250	02-01-31		75,000	68,914
CCO Holdings LLC (B)	4.250	01-15-34		130,000	110,536
CCO Holdings LLC (B)	4.500	08-15-30		65,000	61,198
CCO Holdings LLC (B)	4.750	02-01-32		395,000	361,007
CCO Holdings LLC (B)	5.000	02-01-28		50,000	49,604
Clear Channel Outdoor Holdings, Inc. (B)	7.125	02-15-31		25,000	26,179
Clear Channel Outdoor Holdings, Inc. (B)	7.500	03-15-33		25,000	26,407
Clear Channel Outdoor Holdings, Inc. (B)	7.875	04-01-30		150,000	157,979
Directv Financing LLC (B)	10.000	02-15-31		69,000	70,522
Scripps Escrow II, Inc. (B)	3.875	01-15-29		65,000	59,809
United Group BV	6.750	02-15-31	EUR	150,000	181,025
VZ Secured Financing BV (B)	7.500	01-15-33		200,000	202,606
VZ Vendor Financing II BV	2.875	01-15-29	EUR	100,000	110,965
Wireless telecommunication services 0.7%
Matterhorn Telecom SA	4.500	01-30-30	EUR	125,000	150,745
Odido Group Holding BV	5.500	01-15-30	EUR	100,000	118,341
Odido Holding BV	3.750	01-15-29	EUR	150,000	176,357
Sunrise FinCo I BV (B)	4.875	07-15-31		400,000	381,000
Vmed O2 UK Financing I PLC (B)	6.750	01-15-33		200,000	198,207
Consumer discretionary 2.0%					2,950,808
Automobile components 0.5%
Adient Global Holdings, Ltd. (B)	7.500	02-15-33		20,000	20,641
Forvia SE	5.125	06-15-29	EUR	150,000	182,285
Forvia SE (B)	8.000	06-15-30		200,000	214,181
ZF Europe Finance BV	7.000	06-12-30	EUR	100,000	123,695
ZF North America Capital, Inc. (B)	7.500	03-24-31		150,000	151,614
Broadline retail 0.1%
B&M European Value Retail SA	6.500	11-27-31	GBP	175,000	232,124
Diversified consumer services 0.4%
AA Bond Company, Ltd.	7.375	07-31-29	GBP	100,000	143,184
Graham Holdings Company (B)	5.625	12-01-33		285,000	287,741
Service Corp. International	3.375	08-15-30		200,000	187,020
Hotels, restaurants and leisure 0.5%
Bertrand Franchise Finance SAS	6.500	07-18-30	EUR	125,000	147,362
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED INCOME FUND	17

	Rate (%)	Maturity date		Par value^	Value
Consumer discretionary (continued)
Hotels, restaurants and leisure (continued)
Cirsa Finance International Sarl	6.500	03-15-29	EUR	100,000	$122,162
NCL Corp., Ltd. (B)	6.250	03-01-30		50,000	50,766
New Red Finance, Inc. (B)	4.000	10-15-30		50,000	47,620
New Red Finance, Inc. (B)	4.375	01-15-28		100,000	99,369
Punch Finance PLC (B)	7.875	12-30-30	GBP	115,000	157,810
Viking Cruises, Ltd. (B)	9.125	07-15-31		75,000	80,313
Yum! Brands, Inc. (B)	4.750	01-15-30		50,000	50,040
Household durables 0.2%
Ashton Woods USA LLC (B)	4.625	08-01-29		125,000	119,174
M/I Homes, Inc.	3.950	02-15-30		105,000	101,088
Taylor Morrison Communities, Inc. (B)	5.750	01-15-28		50,000	50,893
Specialty retail 0.3%
Asbury Automotive Group, Inc. (B)	4.625	11-15-29		100,000	98,315
Asbury Automotive Group, Inc. (B)	5.000	02-15-32		100,000	97,180
Specialty Building Products Holdings LLC (B)	7.750	10-15-29		75,000	73,176
Velocity Vehicle Group LLC (B)	8.000	06-01-29		119,000	113,055
Consumer staples 0.7%					1,027,496
Consumer staples distribution and retail 0.4%
Bellis Acquisition Company PLC	8.000	07-01-31	EUR	200,000	227,552
Lion/Polaris Lux 4 SA (3 month EURIBOR + 3.625%) (D)	5.641	07-01-29	EUR	100,000	118,880
New Immo Holding SA	3.250	07-23-27	EUR	100,000	117,219
Performance Food Group, Inc. (B)	4.250	08-01-29		100,000	97,768
Food products 0.3%
B&G Foods, Inc. (B)	8.000	09-15-28		15,000	14,758
Barry Callebaut Services NV	4.250	08-19-31	EUR	200,000	240,516
Darling Global Finance BV (B)	4.500	07-15-32	EUR	115,000	136,448
Household products 0.0%
Energizer Holdings, Inc. (B)	4.750	06-15-28		75,000	74,355
Energy 1.4%					2,024,586
Energy equipment and services 0.1%
USA Compression Partners LP (B)	6.250	10-01-33		75,000	75,899
Oil, gas and consumable fuels 1.3%
Buckeye Partners LP	5.850	11-15-43		115,000	107,844
Buckeye Partners LP (B)	6.750	02-01-30		25,000	26,244
Buckeye Partners LP (B)	6.875	07-01-29		100,000	104,021
DT Midstream, Inc. (B)	4.375	06-15-31		150,000	146,856
Ecopetrol SA	7.750	02-01-32		125,000	128,636
Ecopetrol SA	8.375	01-19-36		50,000	51,439
Matador Resources Company (B)	6.500	04-15-32		100,000	101,416
18	JOHN HANCOCK DIVERSIFIED INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Permian Resources Operating LLC (B)	6.250	02-01-33		25,000	$25,644
Permian Resources Operating LLC (B)	7.000	01-15-32		75,000	78,175
Petroleos Mexicanos	4.750	02-26-29	EUR	100,000	117,622
Petroleos Mexicanos	5.500	06-27-44		150,000	113,016
Petroleos Mexicanos	6.625	06-15-35		135,000	128,105
Petroleos Mexicanos	6.750	09-21-47		125,000	102,775
Petroleos Mexicanos	6.840	01-23-30		60,000	60,930
Petroleos Mexicanos	7.690	01-23-50		50,000	44,810
Rockies Express Pipeline LLC (B)	6.750	03-15-33		120,000	126,638
SM Energy Company (B)	7.000	08-01-32		115,000	113,053
Sunoco LP	4.500	04-30-30		50,000	48,826
Sunoco LP (B)	5.625	03-15-31		75,000	75,550
Sunoco LP (B)	5.875	03-15-34		40,000	39,996
Sunoco LP (B)	6.250	07-01-33		75,000	76,824
Talos Production, Inc. (B)	9.000	02-01-29		25,000	25,966
Talos Production, Inc. (B)	9.375	02-01-31		100,000	104,301
Financials 1.8%					2,697,890
Banks 0.2%
Banca Monte dei Paschi di Siena SpA	7.708	01-18-28	EUR	100,000	127,581
NatWest Group PLC (2.105% to 11-28-26, then 5 Year United Kingdom Gilt Rate + 1.750%)	2.105	11-28-31	GBP	100,000	132,657
Capital markets 0.1%
Hightower Holding LLC (B)	9.125	01-31-30		150,000	158,892
Consumer finance 0.3%
Boost Newco Borrower LLC	8.500	01-15-31	GBP	100,000	143,967
Credit Acceptance Corp. (B)	6.625	03-15-30		50,000	50,099
Credit Acceptance Corp. (B)	9.250	12-15-28		100,000	104,516
goeasy, Ltd. (B)	6.875	02-15-31		90,000	84,185
OneMain Finance Corp.	5.375	11-15-29		75,000	75,051
Financial services 0.7%
Block, Inc. (B)	6.000	08-15-33		140,000	143,725
Freedom Mortgage Holdings LLC (B)	8.375	04-01-32		65,000	68,423
Freedom Mortgage Holdings LLC (B)	9.250	02-01-29		65,000	68,175
PennyMac Financial Services, Inc. (B)	4.250	02-15-29		75,000	73,352
PennyMac Financial Services, Inc. (B)	5.750	09-15-31		70,000	70,338
PennyMac Financial Services, Inc. (B)	6.875	05-15-32		10,000	10,469
PennyMac Financial Services, Inc. (B)	6.875	02-15-33		70,000	73,077
PennyMac Financial Services, Inc. (B)	7.125	11-15-30		25,000	26,281
Planet Financial Group LLC (B)	10.500	12-15-29		90,000	94,269
Rocket Companies, Inc. (B)	6.125	08-01-30		80,000	82,694
Rocket Companies, Inc. (B)	6.375	08-01-33		55,000	57,344
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED INCOME FUND	19

	Rate (%)	Maturity date		Par value^	Value
Financials (continued)
Financial services (continued)
Rocket Companies, Inc. (B)	6.500	08-01-29		99,000	$102,107
United Wholesale Mortgage LLC (B)	5.500	04-15-29		140,000	138,997
Insurance 0.5%
Acrisure LLC (B)	4.250	02-15-29		225,000	219,419
Acrisure LLC (B)	6.750	07-01-32		55,000	56,656
Admiral Group PLC	8.500	01-06-34	GBP	100,000	156,194
Alliant Holdings Intermediate LLC (B)	4.250	10-15-27		84,000	83,466
Alliant Holdings Intermediate LLC (B)	6.750	04-15-28		50,000	50,909
Alliant Holdings Intermediate LLC (B)	7.000	01-15-31		30,000	31,124
Asurion LLC (B)	8.000	12-31-32		105,000	108,949
HUB International, Ltd. (B)	7.250	06-15-30		50,000	52,496
HUB International, Ltd. (B)	7.375	01-31-32		50,000	52,478
Health care 2.0%					2,923,943
Biotechnology 0.7%
Genmab A/S (B)	6.250	12-15-32		490,000	502,175
Grifols SA	3.875	10-15-28	EUR	100,000	116,300
Grifols SA	7.125	05-01-30	EUR	250,000	308,239
Star Parent, Inc. (B)	9.000	10-01-30		75,000	80,041
Health care equipment and supplies 0.1%
Medline Borrower LP (B)	3.875	04-01-29		175,000	170,854
Health care providers and services 0.4%
AthenaHealth Group, Inc. (B)	6.500	02-15-30		156,000	155,531
Community Health Systems, Inc. (B)	5.250	05-15-30		85,000	79,831
Community Health Systems, Inc. (B)	6.875	04-15-29		50,000	44,500
Community Health Systems, Inc. (B)	9.750	01-15-34		35,000	36,762
Community Health Systems, Inc. (B)	10.875	01-15-32		34,000	37,109
Tenet Healthcare Corp.	4.625	06-15-28		150,000	150,279
Tenet Healthcare Corp.	6.125	06-15-30		50,000	51,165
Life sciences tools and services 0.3%
Avantor Funding, Inc. (B)	3.875	11-01-29		150,000	143,438
Avantor Funding, Inc. (B)	4.625	07-15-28		100,000	99,457
IQVIA, Inc. (B)	6.250	06-01-32		165,000	172,411
Pharmaceuticals 0.5%
Bausch Health Companies, Inc. (B)	4.875	06-01-28		100,000	89,500
Bausch Health Companies, Inc. (B)	6.250	02-15-29		36,000	28,980
Bausch Health Companies, Inc. (B)	11.000	09-30-28		50,000	51,792
Rossini Sarl	6.750	12-31-29	EUR	100,000	123,479
Teva Pharmaceutical Finance Netherlands II BV	4.375	05-09-30	EUR	400,000	482,100
20	JOHN HANCOCK DIVERSIFIED INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Industrials 2.3%					$3,442,498
Aerospace and defense 0.1%
TransDigm, Inc.	4.875	05-01-29		85,000	84,779
TransDigm, Inc. (B)	6.250	01-31-34		15,000	15,565
TransDigm, Inc. (B)	6.750	01-31-34		55,000	57,293
TransDigm, Inc. (B)	7.125	12-01-31		50,000	52,549
Building products 0.3%
Builders FirstSource, Inc. (B)	4.250	02-01-32		95,000	90,460
Builders FirstSource, Inc. (B)	5.000	03-01-30		95,000	94,721
CP Atlas Buyer, Inc. (B)	9.750	07-15-30		75,000	77,681
CP Atlas Buyer, Inc. (7.000% Cash and 5.750% PIK) (B)	12.750	01-15-31		60,000	56,845
LBM Acquisition LLC (B)	6.250	01-15-29		60,000	53,999
Commercial services and supplies 1.1%
Allied Universal Holdco LLC	4.875	06-01-28	GBP	200,000	262,362
Allied Universal Holdco LLC (B)	7.875	02-15-31		50,000	52,694
Arena Luxembourg Finance Sarl	1.875	02-01-28	EUR	100,000	115,209
Arena Luxembourg Finance Sarl (3 month EURIBOR + 2.500%) (B)(D)	4.550	05-01-30	EUR	140,000	165,972
BCP V Modular Services Finance II PLC	6.125	11-30-28	GBP	100,000	126,652
Belron UK Finance PLC (B)	5.750	10-15-29		200,000	204,238
Boels Topholding BV	5.750	05-15-30	EUR	200,000	242,987
Garda World Security Corp. (B)	8.250	08-01-32		65,000	66,061
Garda World Security Corp. (B)	8.375	11-15-32		100,000	101,861
Q-Park Holding I BV	5.125	02-15-30	EUR	100,000	121,285
Reworld Holding Corp. (B)	4.875	12-01-29		40,000	38,447
Verisure Holding AB	5.500	05-15-30	EUR	150,000	182,713
Construction and engineering 0.1%
Sacyr SA	4.750	05-29-30	EUR	100,000	120,666
Electrical equipment 0.1%
Allison Transmission, Inc. (B)	5.875	12-01-33		100,000	101,456
EMRLD Borrower LP	6.375	12-15-30	EUR	100,000	122,330
Ground transportation 0.1%
Rumo Luxembourg Sarl	4.200	01-18-32		200,000	183,080
Machinery 0.1%
IMA Industria Macchine Automatiche SpA	3.750	01-15-28	EUR	100,000	117,667
Professional services 0.1%
Amentum Holdings, Inc. (B)	7.250	08-01-32		130,000	137,031
Trading companies and distributors 0.1%
United Rentals North America, Inc.	5.250	01-15-30		75,000	76,029
United Rentals North America, Inc. (B)	6.125	03-15-34		50,000	52,084
Transportation infrastructure 0.2%
Heathrow Finance PLC	3.875	03-01-27	GBP	100,000	132,232
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED INCOME FUND	21

	Rate (%)	Maturity date		Par value^	Value
Industrials (continued)
Transportation infrastructure (continued)
Heathrow Finance PLC	6.625	03-01-31	GBP	100,000	$135,550
Information technology 0.8%					1,233,200
Communications equipment 0.2%
EchoStar Corp. (6.750% Cash and 0.000% PIK)	6.750	11-30-30		147,784	151,400
EchoStar Corp.	10.750	11-30-29		140,000	154,812
Electronic equipment, instruments and components 0.1%
Imola Merger Corp. (B)	4.750	05-15-29		105,000	103,637
Insight Enterprises, Inc. (B)	6.625	05-15-32		100,000	102,800
IT services 0.1%
Fortress Intermediate 3, Inc. (B)	7.500	06-01-31		145,000	151,299
Semiconductors and semiconductor equipment 0.0%
Qnity Electronics, Inc. (B)	5.750	08-15-32		25,000	25,561
Software 0.4%
Gen Digital, Inc. (B)	6.750	09-30-27		75,000	76,117
McAfee Corp. (B)	7.375	02-15-30		198,000	172,671
Rocket Software, Inc. (B)	6.500	02-15-29		150,000	146,997
TeamSystem SpA (3 month EURIBOR + 3.500%) (D)	5.526	07-31-31	EUR	125,000	147,906
Materials 1.5%					2,183,668
Chemicals 0.6%
Avient Corp. (B)	6.250	11-01-31		65,000	66,811
Celanese US Holdings LLC	7.000	02-15-31		55,000	56,313
Mativ Holdings, Inc. (B)	8.000	10-01-29		75,000	75,752
NOVA Chemicals Corp. (B)	8.500	11-15-28		50,000	52,277
Olympus Water US Holding Corp. (B)	6.125	02-15-33	EUR	190,000	221,323
SNF Group SACA (B)	4.500	03-15-32	EUR	100,000	121,090
Tronox, Inc. (B)	9.125	09-30-30		111,000	110,368
Windsor Holdings III LLC (B)	8.500	06-15-30		155,000	163,735
Containers and packaging 0.7%
Ardagh Group SA (B)	9.500	12-01-30		59,716	64,769
Ardagh Group SA (4.500% Cash and 7.500% PIK) (B)	12.000	12-01-30	EUR	100,000	107,653
Ardagh Metal Packaging Finance USA LLC	3.000	09-01-29	EUR	100,000	111,693
Clydesdale Acquisition Holdings, Inc. (B)	6.625	04-15-29		75,000	76,309
Clydesdale Acquisition Holdings, Inc. (B)	6.875	01-15-30		40,000	41,000
Crown European Holdings SACA	4.500	01-15-30	EUR	150,000	182,880
Mauser Packaging Solutions Holding Company (B)	7.875	04-15-30		75,000	74,408
22	JOHN HANCOCK DIVERSIFIED INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Materials (continued)
Containers and packaging (continued)
Mauser Packaging Solutions Holding Company (B)	9.250	04-15-30		25,000	$24,000
Owens-Brockway Glass Container, Inc. (B)	7.375	06-01-32		135,000	136,959
Trivium Packaging Finance BV (B)	6.625	07-15-30	EUR	100,000	123,639
Trivium Packaging Finance BV	6.625	07-15-30	EUR	100,000	123,639
Metals and mining 0.2%
Constellium SE	5.375	08-15-32	EUR	100,000	122,562
Fortescue Treasury Pty, Ltd. (B)	5.875	04-15-30		123,000	126,488
Real estate 1.6%					2,265,906
Health care REITs 0.1%
MPT Operating Partnership LP (B)	8.500	02-15-32		75,000	80,095
Hotel and resort REITs 0.2%
Pebblebrook Hotel LP (B)	6.375	10-15-29		120,000	122,826
Service Properties Trust	4.375	02-15-30		100,000	84,733
Service Properties Trust	4.950	10-01-29		50,000	43,339
Office REITs 0.7%
Alstria Office AG	5.500	03-20-31	EUR	200,000	240,349
Brandywine Operating Partnership LP	4.550	10-01-29		125,000	119,302
Brandywine Operating Partnership LP	6.125	01-15-31		70,000	68,053
Brandywine Operating Partnership LP	8.300	03-15-28		50,000	52,712
Brandywine Operating Partnership LP	8.875	04-12-29		75,000	80,836
Hudson Pacific Properties LP	3.250	01-15-30		25,000	21,098
Hudson Pacific Properties LP	4.650	04-01-29		220,000	203,360
Hudson Pacific Properties LP	5.950	02-15-28		50,000	49,250
Piedmont Operating Partnership LP	5.625	01-15-33		15,000	15,154
Piedmont Operating Partnership LP	6.875	07-15-29		150,000	159,183
Real estate management and development 0.5%
Canary Wharf Group Investment Holdings PLC	3.375	04-23-28	GBP	100,000	126,779
CPI Property Group SA	4.750	07-22-30	EUR	200,000	226,201
CPI Property Group SA (7.500% to 6-24-31, then 5 Year EURIBOR ICE Swap Rate + 5.232% to 6-24-36, then 5 Year EURIBOR ICE Swap Rate + 5.482% to 6-24-46, then 5 Year EURIBOR ICE Swap Rate + 6.232%) (E)	7.500	03-26-31	EUR	100,000	108,656
Heimstaden Bostad AB	1.125	01-21-26	EUR	100,000	117,434
Samhallsbyggnadsbolaget I Norden Holding AB	1.125	09-26-29	EUR	100,000	96,329
Samhallsbyggnadsbolaget I Norden Holding AB	2.375	08-04-26	EUR	100,000	115,941
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED INCOME FUND	23

	Rate (%)	Maturity date		Par value^	Value
Real estate (continued)
Specialized REITs 0.1%
GLP Pte, Ltd. (4.500% to 5-17-26, then 5 Year CMT + 3.735% to 5-17-31, then 5 Year CMT + 3.985% to 5-17-46, then 5 Year CMT + 4.735%) (E)	4.500	05-17-26		200,000	$134,276
Utilities 0.6%					838,369
Electric utilities 0.2%
Eastern European Electric Company BV	6.500	05-15-30	EUR	100,000	123,398
Energo-Pro AS (B)	8.000	05-27-30	EUR	100,000	123,746
Independent power and renewable electricity producers 0.2%
Clearway Energy Operating LLC (B)	3.750	02-15-31		200,000	186,777
Clearway Energy Operating LLC (B)	4.750	03-15-28		50,000	49,891
TerraForm Power Operating LLC (B)	5.000	01-31-28		75,000	74,931
Water utilities 0.2%

SW Finance I PLC	6.875	08-07-32	GBP	200,000	279,626
Convertible bonds 0.4%					$590,110
(Cost $600,754)
Consumer discretionary 0.2%					197,823
Hotels, restaurants and leisure 0.1%
MakeMyTrip, Ltd. (B)(F)	0.466	07-01-30		75,000	73,425
NCL Corp., Ltd. (B)	0.750	09-15-30		78,000	75,223
Household durables 0.1%
Meritage Homes Corp.	1.750	05-15-28		50,000	49,175
Health care 0.0%					42,128
Pharmaceuticals 0.0%
Zoetis, Inc. (B)	0.250	06-15-29		41,000	42,128
Industrials 0.1%					105,783
Aerospace and defense 0.1%
BWX Technologies, Inc. (B)(F)	0.986	11-01-30		111,000	105,783
Information technology 0.0%					47,300
Semiconductors and semiconductor equipment 0.0%
ON Semiconductor Corp.	0.500	03-01-29		50,000	47,300
Real estate 0.1%					197,076
Industrial REITs 0.1%
Rexford Industrial Realty LP (B)	4.125	03-15-29		50,000	49,835
Rexford Industrial Realty LP (B)	4.375	03-15-27		50,000	49,725
Office REITs 0.0%

Boston Properties LP (B)	2.000	10-01-30		101,000	97,516
24	JOHN HANCOCK DIVERSIFIED INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value

Term loans (G) 0.4%					$602,727
(Cost $591,147)
Consumer discretionary 0.0%					92,068
Specialty retail 0.0%
Specialty Building Products Holdings LLC, 2021 Term Loan B (1 month CME Term SOFR + 3.750%)	7.566	10-16-28		98,972	92,068
Energy 0.1%					169,547
Oil, gas and consumable fuels 0.1%
CD&R Firefly Bidco PLC, 2025 GBP Term Loan (3 month SONIA + 4.750%)	8.719	04-29-29	GBP	125,000	169,547
Industrials 0.2%					240,737
Building products 0.1%
LBM Acquisition LLC, 2024 Incremental Term Loan B (1 month CME Term SOFR + 3.750%)	7.584	06-06-31		98,995	92,694
Electrical equipment 0.1%
TK Elevator Midco GmbH, 2025 EUR Term Loan B1 (6 month EURIBOR + 3.000%)	5.121	04-30-30	EUR	125,000	148,043
Information technology 0.1%					100,375
Semiconductors and semiconductor equipment 0.1%

Qnity Electronics, Inc., Term Loan B (6 month CME Term SOFR + 2.000%)	5.804	11-01-32		100,000	100,375
Collateralized mortgage obligations 13.5%					$19,862,537
(Cost $19,926,544)
Commercial and residential 10.0%					14,689,838
Angel Oak Mortgage Trust
Series 2022-2, Class M1 (B)(H)	4.095	01-25-67		345,000	281,144
ARZ Trust
Series 2024-BILT, Class F (B)	8.268	06-11-39		275,000	283,619
BAMLL Commercial Mortgage Securities Trust
Series 2019-BPR, Class CNM (B)(H)	3.719	11-05-32		250,000	228,449
Series 2019-BPR, Class DNM (B)(H)	3.719	11-05-32		150,000	132,569
Barclays Mortgage Trust
Series 2022-RPL1, Class B (4.250% to 2-25-26, then 7.250% to 2-25-27, then 8.250% thereafter) (B)	4.250	02-25-28		570,000	566,588
BMIR, Ltd.
Series 2025-1, Class M1C (30 day Average SOFR + 3.250%) (B)(D)	7.124	10-25-35		360,000	362,168
BX Trust
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED INCOME FUND	25

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Series 2025-DELC, Class F (1 month CME Term SOFR + 3.950%) (B)(D)	7.907	12-15-42	285,000	$285,356
Series 2025-GW, Class E (1 month CME Term SOFR + 3.650%) (B)(D)	7.400	07-15-42	230,000	231,284
Commercial Mortgage Trust (Cantor Fitzgerald/Deutsche Bank AG)
Series 2015-LC19, Class D (B)	2.867	02-10-48	150,000	139,877
Commercial Mortgage Trust (Deutsche Bank AG)
Series 2015-LC19, Class E (B)(H)	4.418	02-10-48	162,000	146,207
Series 2024-CBM, Class D (B)(H)	7.926	12-10-41	540,000	560,422
CSMC Trust
Series 2020-NQM1, Class B1 (B)(H)	4.462	05-25-65	445,000	417,902
Extended Stay America Trust
Series 2025-ESH, Class F (1 month CME Term SOFR + 4.100%) (B)(D)	7.850	10-15-42	245,000	247,142
HTL Commercial Mortgage Trust
Series 2024-T53, Class E (B)(H)	10.260	05-10-39	300,000	309,512
Imperial Fund Mortgage Trust
Series 2021-NQM4, Class B2 (B)(H)	4.100	01-25-57	325,000	242,798
Series 2022-NQM1, Class B1 (B)(H)	4.075	02-25-67	525,000	403,372
Series 2022-NQM3, Class B2 (B)(H)	4.408	05-25-67	390,000	328,235
JPMBB Commercial Mortgage Securities Trust
Series 2014-C22, Class C (H)	4.513	09-15-47	565,000	531,083
Series 2014-C23, Class D (B)(H)	4.036	09-15-47	166,320	153,478
Series 2015-C28, Class D (B)(H)	3.783	10-15-48	285,000	260,216
Series 2016-C2, Class B (H)	3.990	06-15-49	115,000	103,999
MAD Commercial Mortgage Trust
Series 2025-11MD, Class D (B)(H)	6.359	10-15-42	135,000	136,680
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C9, Class D (B)(H)	3.795	05-15-46	300,000	277,066
Series 2013-C9, Class E (B)(H)	3.795	05-15-46	125,000	113,247
NYC Commercial Mortgage Trust
Series 2025-3BP, Class E (1 month CME Term SOFR + 3.540%) (B)(D)	7.290	02-15-42	310,000	311,165
Pretium Mortgage Credit Partners LLC
Series 2024-NPL6, Class A2 (8.716% to 10-25-28, then 12.716% thereafter) (B)	8.716	10-25-54	260,000	260,070
Series 2025-NPL10, Class A2 (7.264% to 9-25-29, then 11.264% thereafter) (B)	7.264	10-25-55	225,000	224,833
Series 2025-NPL11, Class A2 (7.021% to 9-25-29, then 11.021% thereafter) (B)	7.021	10-25-55	105,000	104,967
Series 2025-NPL12, Class A2 (6.900% to 10-25-29, then 10.900% thereafter) (B)	6.900	11-25-55	168,000	168,072
26	JOHN HANCOCK DIVERSIFIED INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Series 2025-NPL13, Class A2 (6.778% to 11-25-29, then 10.778% thereafter) (B)	6.778	12-25-55	138,000	$138,129
Series 2025-NPL14, Class A2 (6.779% to 12-25-28, then 10.779% thereafter) (B)(C)	6.779	12-25-55	290,000	289,999
Series 2025-NPL2, Class A2 (8.232% to 2-25-29, then 12.232% thereafter) (B)	8.232	03-25-55	290,000	290,706
Series 2025-NPL3, Class A2 (8.836% to 4-25-29, then 12.836% thereafter) (B)	8.836	04-25-55	245,000	246,389
Series 2025-NPL5, Class A2 (8.715% to 5-25-29, then 12.715% thereafter) (B)	8.715	05-25-55	405,000	407,374
Series 2025-NPL6, Class A2 (8.715% to 6-25-29, then 12.715% thereafter) (B)	8.715	06-25-55	105,000	105,718
Series 2025-NPL7, Class A2 (8.354% to 7-25-29, then 12.354% thereafter) (B)	8.354	07-25-55	125,000	125,480
Series 2025-RPL3, Class M1 (4.150% to 5-1-29, then 5.150% thereafter) (B)	4.150	04-25-65	550,000	507,983
Series 2025-RPL6, Class A2 (3.850% to 11-1-29, then 4.850% thereafter) (B)	3.850	09-25-69	310,000	228,128
Series 2025-RPL6, Class M2 (3.850% to 11-1-29, then 4.850% thereafter) (B)	3.850	09-25-69	350,000	300,733
PRPM LLC
Series 2024-7, Class A2 (8.835% to 11-25-27, then 11.835% to 11-25-28, then 12.835% thereafter) (B)	8.835	11-25-29	500,000	500,297
Series 2024-8, Class A2 (8.836% to 12-25-27, then 11.836% to 12-25-28, then 12.836% thereafter) (B)	8.836	12-25-29	400,000	401,077
RCO X Mortgage LLC
Series 2025-1, Class A2 (8.353% to 1-25-28, then 12.353% to 1-25-29, then 13.353% thereafter) (B)	8.353	01-25-30	400,000	403,690
RFR Trust
Series 2025-SGRM, Class E (B)(H)	7.267	03-11-41	215,000	219,835
ROCK Trust
Series 2024-CNTR, Class E (B)	8.819	11-13-41	500,000	532,039
SG Residential Mortgage Trust
Series 2022-1, Class B2 (B)(H)	3.963	03-27-62	850,000	611,586
TEXAS Commercial Mortgage Trust
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED INCOME FUND	27

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Series 2025-TWR, Class D (1 month CME Term SOFR + 3.091%) (B)(D)	6.841	04-15-42	255,000	$255,317
WBRK Mortgage Trust
Series 2025-WBRK, Class E (B)(H)	6.075	03-05-35	335,000	320,528
Wells Fargo Commercial Mortgage Trust
Series 2016-C37, Class D (B)(H)	3.188	12-15-49	720,000	652,979
Worldwide Plaza Trust
Series 2017-WWP, Class A (B)	3.526	11-10-36	300,000	239,971
X-Caliber Funding LLC
Series 2025-VFN1, Class A (1 month CME Term SOFR + 2.975%) (B)(D)	6.848	07-01-27	100,000	100,360
U.S. Government Agency 3.5%				5,172,699
Federal Home Loan Mortgage Corp.
Series 2021-MN3, Class B1 (30 day Average SOFR + 6.850%) (B)(D)	10.724	11-25-51	500,000	529,487
Series 2022-DNA1, Class B2 (30 day Average SOFR + 7.100%) (B)(D)	10.974	01-25-42	325,000	342,131
Series 2023-MN6, Class B1 (30 day Average SOFR + 9.250%) (B)(D)	13.124	05-25-43	500,000	574,820
Series 2024-MN8, Class M2 (30 day Average SOFR + 4.250%) (B)(D)	8.124	05-25-44	400,000	416,949
Series K759, Class X3 IO	5.257	02-25-57	1,875,891	493,543
Federal National Mortgage Association
Series 2021-R01, Class 1B2 (30 day Average SOFR + 6.000%) (B)(D)	9.874	10-25-41	490,000	505,880
Series 2022-R01, Class 1B2 (30 day Average SOFR + 6.000%) (B)(D)	9.874	12-25-41	525,000	544,031
Series 2022-R04, Class 1B2 (30 day Average SOFR + 9.500%) (B)(D)	13.374	03-25-42	620,000	675,476
Series 2022-R05, Class 2B2 (30 day Average SOFR + 7.000%) (B)(D)	10.874	04-25-42	500,000	532,650

Series 2022-R06, Class 1B2 (30 day Average SOFR + 10.600%) (B)(D)	14.474	05-25-42	500,000	557,732
Asset-backed securities 5.1%				$7,475,029
(Cost $7,533,047)
Asset-backed securities 5.1%				7,475,029
Affirm Asset Securitization Trust
Series 2024-B, Class E (B)	7.350	09-15-29	850,000	855,047
AGL CLO 16, Ltd.
Series 2021-16A, Class ER (3 month CME Term SOFR + 4.650%) (B)(D)	8.534	01-20-35	495,000	456,060
Ally Bank Auto Credit-Linked Notes
Series 2025-B, Class E (B)	6.164	09-15-33	232,476	233,090
28	JOHN HANCOCK DIVERSIFIED INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Asset-backed securities (continued)
Avid Automobile Receivables Trust
Series 2025-1, Class A (B)(C)	7.800	07-15-32	453,684	$453,684
Avis Budget Rental Car Funding AESOP LLC
Series 2023-3A, Class D (B)	7.320	02-20-28	100,000	101,352
Series 2023-4A, Class D (B)	7.310	06-20-29	130,000	133,429
Series 2023-5A, Class D (B)	7.350	04-20-28	100,000	101,672
Bain Capital Credit CLO, Ltd.
Series 2020-2A, Class ER (3 month CME Term SOFR + 6.872%) (B)(D)	10.756	07-19-34	500,000	483,037
Carlyle Global Market Strategies CLO, Ltd.
Series 2016-1A, Class DR3 (3 month CME Term SOFR + 6.250%) (B)(D)	10.134	04-20-34	570,000	548,358
ECAF I, Ltd.
Series 2015-1A, Class A2 (B)	4.947	06-15-40	390,518	362,206
Exeter Select Automobile Receivables Trust
Series 2025-2, Class E (B)	6.870	02-15-33	215,000	210,132
Hertz Vehicle Financing III LLC
Series 2023-3A, Class D (B)	9.430	02-25-28	500,000	512,185
Magnetite XlV, Ltd.
Series 2025-45A, Class SUB (B)(H)	—	04-15-38	250,000	188,987
Palmer Square CLO, Ltd.
Series 2018-1A, Class DR (3 month CME Term SOFR + 6.940%) (B)(D)	10.824	04-18-37	275,000	271,366
Rad CLO 12, Ltd.
Series 2021-12A, Class DR (3 month CME Term SOFR + 6.650%) (B)(D)	10.488	07-30-40	555,000	554,913
RCO IX Mortgage LLC
Series 2025-2, Class A2 (9.127% to 4-25-28, then 12.127% to 4-25-29, then 13.127% thereafter) (B)	9.127	04-25-30	205,000	206,146
Santander Bank Auto Credit-Linked Notes
Series 2024-A, Class F (B)	10.171	06-15-32	524,454	540,871
Sunnova Helios IV Issuer LLC
Series 2020-AA, Class A (B)	2.980	06-20-47	214,637	190,410
THL Credit Wind River CLO, Ltd.
Series 2017-1A, Class DR (3 month CME Term SOFR + 3.982%) (B)(D)	7.866	04-18-36	400,000	400,589
Tricon Residential Trust
Series 2025-SFR1, Class E (1 month CME Term SOFR + 2.500%) (B)(D)	6.250	03-17-42	140,000	139,999
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED INCOME FUND	29

	Rate (%)	Maturity date	Par value^	Value
Asset-backed securities (continued)
VOLT CVI LLC
Series 2021-NP12, Class A2 (5.438% to 12-25-25, then 9.438% thereafter) (B)	9.438	12-26-51	530,271	$531,496

	Par value^	Value
Escrow certificates 0.0%		$0
(Cost $194)
Texas Competitive Electric Holdings Company LLC (A)(C)	500,000	0
Short-term investments 2.4%		$3,500,000
(Cost $3,500,000)
Repurchase agreement 2.4%		3,500,000
Goldman Sachs Tri-Party Repurchase Agreement dated 12-31-25 at 3.820% to be repurchased at $3,500,743 on 1-2-26, collateralized by $594,256 Federal Home Loan Mortgage Corp., 4.500% - 6.000% due 2-1-38 to 2-1-39 (valued at $609,012), $40,207 Federal National Mortgage Association, 3.000% - 3.500% due 2-1-28 to 7-1-29 (valued at $39,806) and $3,432,511 Government National Mortgage Association, 2.000% - 3.000% due 12-20-51 to 5-20-52 (valued at $2,921,183)	3,500,000	3,500,000

Total investments (Cost $140,471,168) 98.2%	$144,436,733
Other assets and liabilities, net 1.8%	2,657,025
Total net assets 100.0%	$147,093,758

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund unless otherwise indicated.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Currency Abbreviations
EUR	Euro
GBP	Pound Sterling

Security Abbreviations and Legend
ADR	American Depositary Receipt
CME	CME Group Published Rates
CMT	Constant Maturity Treasury
EURIBOR	Euro Interbank Offered Rate
GDR	Global Depositary Receipt
ICE	Intercontinental Exchange
IO	Interest-Only Security - (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.
PIK	Pay-in-Kind Security - Represents a payment-in-kind which may pay interest in additional par and/or cash. Rates shown are the current rate and most recent payment rate.
SOFR	Secured Overnight Financing Rate
SONIA	Sterling Overnight Interbank Average Rate
(A)	Non-income producing security.
30	JOHN HANCOCK DIVERSIFIED INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

(B)	This security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $40,712,369 or 27.7% of the fund’s net assets as of 12-31-25.
(C)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(D)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(E)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(F)	Zero coupon bonds are issued at a discount from their principal amount in lieu of paying interest periodically. Rate shown is the effective yield at period end.
(G)	Term loans are variable rate obligations. The rate shown represents the rate at period end.
(H)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED INCOME FUND	31

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
2-Year U.S. Treasury Note Futures	14	Long	Mar 2026	$2,924,815	$2,923,047	$(1,768)
5-Year U.S. Treasury Note Futures	10	Long	Mar 2026	1,097,409	1,093,047	(4,362)
S&P 500 E-Mini Index Futures	34	Long	Mar 2026	11,843,526	11,717,251	(126,275)
U.S. Treasury Long Bond Futures	1	Long	Mar 2026	117,171	115,594	(1,577)
Ultra 10-Year U.S. Treasury Note Futures	2	Long	Mar 2026	230,315	230,031	(284)
Euro SCHATZ Futures	2	Short	Mar 2026	(251,332)	(250,999)	333
Euro STOXX 50 Index Futures	25	Short	Mar 2026	(1,693,542)	(1,716,086)	(22,544)
German Euro BOBL Futures	7	Short	Mar 2026	(959,933)	(955,579)	4,354
German Euro BUND Futures	3	Short	Mar 2026	(453,530)	(449,761)	3,769
MSCI EAFE Index Futures	9	Short	Mar 2026	(1,305,547)	(1,305,945)	(398)
MSCI Emerging Markets Index Futures	42	Short	Mar 2026	(2,925,641)	(2,963,940)	(38,299)
TOPIX Index Futures	8	Short	Mar 2026	(1,734,603)	(1,743,361)	(8,758)
U.K. Long Gilt Bond Futures	3	Short	Mar 2026	(367,379)	(369,487)	(2,108)
						$(197,917)
^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
EUR	7,656,300	USD	8,978,016	DB	1/7/2026	$20,520	—
EUR	101,000	USD	117,553	SCB	1/7/2026	1,154	—
GBP	1,642,400	USD	2,220,471	GSI	1/7/2026	—	$(6,601)
USD	1,725,914	AUD	2,590,000	MSI	3/18/2026	—	(2,666)
USD	8,958,115	EUR	7,757,300	GSI	1/7/2026	—	(159,129)
USD	8,866,162	EUR	7,552,300	DB	1/30/2026	—	(19,817)
USD	5,071,588	EUR	4,314,000	DB	3/18/2026	—	(15,320)
USD	2,142,710	GBP	1,642,400	GSI	1/7/2026	—	(71,161)
USD	2,220,432	GBP	1,642,400	GSI	1/30/2026	6,628	—
USD	3,135,688	JPY	484,800,000	SCB	3/18/2026	21,475	—
						$49,777	$(274,694)
SWAPS
Credit default swaps - Buyer
Counterparty (OTC)/ Centrally cleared	Reference obligation	Notional amount	Currency	USD notional amount	Pay fixed rate	Fixed payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	HSBC Holdings PLC	250,000	EUR	$294,987	1.000%	Quarterly	Dec 2030	$(1,643)	$(826)	$(2,469)
Centrally cleared	Oracle Corp.	300,000	USD	300,000	1.000%	Quarterly	Dec 2030	(5,258)	10,868	5,610
32	JOHN HANCOCK DIVERSIFIED INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Credit default swaps - Buyer (continued)
Counterparty (OTC)/ Centrally cleared	Reference obligation	Notional amount	Currency	USD notional amount	Pay fixed rate	Fixed payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	Stellantis NV	225,000	EUR	$263,098	5.000%	Quarterly	Dec 2030	$(38,852)	$(5,237)	$(44,089)
Centrally cleared	Volkswagen AG	250,000	EUR	294,987	1.000%	Quarterly	Dec 2030	1,076	(2,507)	(1,431)
				$1,153,072				$(44,677)	$2,298	$(42,379)

Derivatives Currency Abbreviations
AUD	Australian Dollar
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
USD	U.S. Dollar

Derivatives Abbreviations
DB	Deutsche Bank AG
GSI	Goldman Sachs International
MSI	Morgan Stanley & Co. International PLC
OTC	Over-the-counter
SCB	Standard Chartered Bank
At 12-31-25, the aggregate cost of investments for federal income tax purposes was $140,247,036. Net unrealized appreciation aggregated to $3,724,484, of which $8,487,236 related to gross unrealized appreciation and $4,762,752 related to gross unrealized depreciation.
See Notes to financial statements regarding investment transactions and other derivatives information.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED INCOME FUND	33

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 12-31-25

Assets
Unaffiliated investments, at value (Cost $140,471,168)	$144,436,733
Receivable for centrally cleared swaps	26,000
Unrealized appreciation on forward foreign currency contracts	49,777
Cash	55,526
Foreign currency, at value (Cost $236,523)	236,706
Collateral held at broker for futures contracts	1,234,637
Collateral segregated at custodian for OTC derivative contracts	220,000
Dividends and interest receivable	1,262,678
Receivable for investments sold	501
Other assets	4,500
Total assets	147,527,058
Liabilities
Unrealized depreciation on forward foreign currency contracts	274,694
Payable for futures variation margin	77,189
Payable to affiliates
Accounting and legal services fees	6,991
Trustees’ fees	449
Other liabilities and accrued expenses	73,977
Total liabilities	433,300
Net assets	$147,093,758
Net assets consist of
Paid-in capital	$149,825,044
Total distributable earnings (loss)	(2,731,286)
Net assets	$147,093,758

Net asset value per share
Based on 12,058,852 shares of beneficial interest outstanding - unlimited number of shares authorized with $0.01 par value	$12.20
34	JOHN HANCOCK Diversified Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the year ended 12-31-25

Investment income
Dividends	$6,474,582
Interest	3,402,241
Less foreign taxes withheld	(546,635)
Total investment income	9,330,188
Expenses
Investment management fees	1,369,838
Accounting and legal services fees	27,848
Transfer agent fees	17,724
Trustees’ fees	50,560
Custodian fees	73,632
Printing and postage	42,840
Professional fees	268,121
Stock exchange listing fees	26,250
Other	23,546
Total expenses	1,900,359
Less expense reductions	(12,509)
Net expenses	1,887,850
Net investment income	7,442,338
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	5,732,612
Futures contracts	(663,449)
Forward foreign currency contracts	(1,045,342)
Swap contracts	(6,167)
4,017,654
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	8,606,759
Futures contracts	(311,901)
Forward foreign currency contracts	(923,729)
Swap contracts	2,298
7,373,427
Net realized and unrealized gain	11,391,081
Increase in net assets from operations	$18,833,419
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Diversified Income Fund	35

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 12-31-25	Year ended 12-31-24
Increase (decrease) in net assets
From operations
Net investment income	$7,442,338	$6,339,952
Net realized gain	4,017,654	10,638,212
Change in net unrealized appreciation (depreciation)	7,373,427	(4,689,141)
Increase in net assets resulting from operations	18,833,419	12,289,023
Distributions to shareholders
From earnings	(6,059,298)	(9,376,069)
From tax return of capital	(6,025,729)	(2,737,801)
Total distributions	(12,085,027)	(12,113,870)
Fund share transactions
Repurchased	(385,393)	(580,292)
Total increase (decrease)	6,362,999	(405,139)
Net assets
Beginning of year	140,730,759	141,135,898
End of year	$147,093,758	$140,730,759
Share activity
Shares outstanding
Beginning of year	12,093,752	12,151,242
Shares repurchased	(34,900)	(57,490)
End of year	12,058,852	12,093,752
36	JOHN HANCOCK Diversified Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights
Period ended	12-31-25	12-31-24	12-31-23	12-31-22	12-31-21
Per share operating performance
Net asset value, beginning of period	$11.64	$11.61	$11.73	$13.04	$12.76
Net investment income[1]	0.62	0.52	0.51	0.56	0.53
Net realized and unrealized gain (loss) on investments	0.94	0.50	0.44	(0.71)	0.91
Total from investment operations	1.56	1.02	0.95	(0.15)	1.44
Less distributions
From net investment income	(0.50)	(0.77)	(0.54)	(0.76)	(0.62)
From tax return of capital	(0.50)	(0.23)	(0.54)	(0.40)	(0.54)
Total distributions	(1.00)	(1.00)	(1.08)	(1.16)	(1.16)
Anti-dilutive impact of repurchase plan	—[2,3]	0.01[3]	0.01[3]	—	—
Net asset value, end of period	$12.20	$11.64	$11.61	$11.73	$13.04
Per share market value, end of period	$10.75	$10.21	$10.05	$11.50	$13.00
Total return at net asset value (%)[4,5]	15.03	10.14	9.53	(0.96)	11.69
Total return at market value (%)[4]	15.56	11.61	(3.21)	(2.68)	24.20
Ratios and supplemental data
Net assets, end of period (in millions)	$147	$141	$141	$144	$159
Ratios (as a percentage of average net assets):
Expenses before reductions	1.32	1.21	1.23	1.17	1.17
Expenses including reductions	1.31	1.20	1.23	1.16	1.16
Net investment income	5.16	4.39	4.46	4.52	3.98
Portfolio turnover (%)	192	197	124	163	120

[1]	Based on average daily shares outstanding.
[2]	Less than $0.005 per share.
[3]	The repurchase plan was completed at an average repurchase price of $11.04 for 34,900, $10.09 for 57,490 and $9.51 for 87,303 shares for the periods ended 12-31-25, 12-31-24 and 12-31-23, respectively.
[4]	Total return based on net asset value reflects changes in the fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that distributions from income, capital gains and tax return of capital, if any, were reinvested.
[5]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Diversified Income Fund	37

Notes to financial statements
Note 1—Organization
John Hancock Diversified Income Fund (Formerly John Hancock Hedged Equity & Income Fund) (the fund) is a closed-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act).
Prior to February 10, 2025, John Hancock Diversified Income Fund was known as John Hancock Hedged Equity & Income Fund.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the Valuation Policies and Procedures of the Advisor, John Hancock Investment Management LLC, the fund’s valuation designee.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Futures contracts are typically valued based on the settlement price. Swaps are generally valued using evaluated prices obtained from an independent pricing vendor.  Forward foreign currency contracts are valued at the prevailing forward rates which are based on foreign currency exchange spot rates and forward points supplied by an independent pricing vendor.  Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee of the Advisor may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Pricing Committee following procedures established by the Advisor and adopted by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the Pricing Committee,
38	JOHN HANCOCK Diversified Income Fund | ANNUAL REPORT

following procedures established by the Advisor and adopted by the Board of Trustees. The Advisor uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
The fund uses a three tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Advisor’s assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund’s investments as of December 31, 2025, by major security category or type:
	Total value at 12-31-25	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Communication services	$3,274,568	$2,793,298	$481,270	—
Consumer discretionary	4,312,355	1,505,388	2,806,967	—
Consumer staples	5,819,982	4,279,621	1,540,361	—
Energy	6,169,817	4,861,625	1,308,192	—
Financials	19,751,187	8,928,842	10,822,345	—
Health care	8,809,891	6,515,140	2,294,751	—
Industrials	5,963,438	2,054,722	3,908,716	—
Information technology	13,929,814	9,431,547	4,498,267	—
Materials	4,273,361	1,305,880	2,967,481	—
Real estate	4,834,015	2,260,843	2,573,172	—
Utilities	6,994,002	3,607,924	3,386,078	—
Preferred securities	1,429,640	—	1,429,640	—
Foreign government obligations	1,126,058	—	1,126,058	—
Corporate bonds	25,718,202	—	25,718,202	—
Convertible bonds	590,110	—	590,110	—
Term loans	602,727	—	602,727	—
Collateralized mortgage obligations	19,862,537	—	19,572,538	$289,999
Asset-backed securities
Asset-backed securities	7,475,029	—	7,021,345	453,684
ANNUAL REPORT | JOHN HANCOCK Diversified Income Fund	39

	Total value at 12-31-25	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Escrow certificates	—	—	—	—
Short-term investments	$3,500,000	—	$3,500,000	—
Total investments in securities	$144,436,733	$47,544,830	$96,148,220	$743,683
Derivatives:
Assets
Futures	$8,456	$8,456	—	—
Forward foreign currency contracts	49,777	—	$49,777	—
Swap contracts	5,610	—	5,610	—
Liabilities
Futures	(206,373)	(206,373)	—	—
Forward foreign currency contracts	(274,694)	—	(274,694)	—
Swap contracts	(47,989)	—	(47,989)	—
Level 3 includes securities valued at $0. Refer to Fund’s investments.
Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund’s custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund’s investments as part of the caption related to the repurchase agreement.
Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay claims resulting from close-out of the transactions.
Mortgage and asset-backed securities. The fund may invest in mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, which are debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities.  The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations (e.g., FNMA), may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The fund is also subject to risks associated with securities with contractual cash flows including asset-backed and mortgage related securities such as collateralized mortgage obligations, mortgage pass-through
40	JOHN HANCOCK Diversified Income Fund | ANNUAL REPORT

securities and commercial mortgage-backed securities. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.
Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of their fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a tax return of capital and/or capital gain, if any, are recorded as a reduction of cost of investments and/or as a realized gain, if amounts are estimable. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdrafts. Pursuant to the custodian agreement, the fund’s custodian may, in its discretion, advance funds to the fund to make properly authorized payments. When such payments result in an overdraft, the fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.
ANNUAL REPORT | JOHN HANCOCK Diversified Income Fund	41

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of December 31, 2025, the fund has a short-term capital loss carryforward of $6,479,148 available to offset future net realized capital gains. This carryforward does not expire.
As of December 31, 2025, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Managed distribution plan. The fund has adopted a managed distribution plan (Plan). Under the current plan, the fund makes quarterly distributions of an amount equal to $0.2500 per share, which will be paid quarterly until further notice.
Distributions under the Plan may consist of net investment income, net realized capital gains and, to the extent necessary, return of capital. Return of capital distributions may be necessary when the fund’s net investment income and net capital gains are insufficient to meet the minimum distribution. In addition, the fund may also make additional distributions for the purpose of not incurring federal income and excise taxes.
The Board of Trustees may terminate or reduce the amount paid under the Plan at any time. The termination or reduction may have an adverse effect on the market price of the fund’s shares.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends quarterly pursuant to the Managed Distribution Plan described above. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended December 31, 2025 and 2024 was as follows:
	December 31, 2025	December 31, 2024
Ordinary income	$6,059,298	$9,376,069
Return of capital	6,025,729	2,737,801
Total	$12,085,027	$12,113,870
As of December 31, 2025, there were no distributable earnings on a tax basis.
Such distributions and distributable earnings, on a tax basis, if any, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences at fiscal year end. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, investments in passive foreign investment companies, derivative transactions, and wash sale loss deferrals.
42	JOHN HANCOCK Diversified Income Fund | ANNUAL REPORT

Note 3—Derivative instruments
The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.
Derivatives which are typically traded through the OTC market are regulated by the Commodity Futures Trading Commission (the CFTC). Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.
As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund, if any, is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund, if any, for OTC transactions is held in a segregated account at the fund’s custodian and is noted in the accompanying Fund’s investments, or if cash is posted, on the Statement of assets and liabilities. The fund’s risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.
Certain derivatives are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.
Centrally-cleared swap contracts are subject to clearinghouse rules, including initial and variation margin requirements, daily settlement of obligations and the clearinghouse guarantee of payments to the broker. There is, however, still counterparty risk due to the potential insolvency of the broker with respect to any margin held in the brokers’ customer accounts. While clearing members are required to segregate customer assets from their own assets, in the event of insolvency, there may be a shortfall in the amount of margin held by the broker for its clients. Collateral or margin requirements for centrally-cleared derivatives are set by the broker or applicable clearinghouse. Margin for centrally-cleared transactions is included in Receivable/Payable for centrally-cleared swaps in the Statement of assets and liabilities. Securities pledged by the fund for centrally-cleared transactions, if any, are identified in the Fund’s investments.
Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Futures are traded on an exchange and cleared through a central clearinghouse. Risks related to the use of futures contracts include possible illiquidity of the futures markets and contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use
ANNUAL REPORT | JOHN HANCOCK Diversified Income Fund	43

of short futures contracts subjects the fund to unlimited risk of loss.
Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is set by the broker and is generally based on a percentage of the contract value. The margin deposit must then be maintained at the established level over the life of the contract. Cash that has been pledged by the fund, if any, is detailed in the Statement of assets and liabilities as Collateral held at broker for futures contracts. Securities pledged by the fund, if any, are identified in the Fund’s investments. Subsequent payments, referred to as variation margin, are made or received by the fund periodically and are based on changes in the market value of open futures contracts. Futures contracts are marked-to-market daily and unrealized gain or loss is recorded by the fund. Payable for futures variation margin is included on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
During the year ended December 31, 2025, the fund used futures contracts to manage duration of the portfolio, manage against changes in interest rates, gain exposure to certain bond markets, manage against changes in certain securities markets, and to gain exposure to certain securities markets. The fund held futures contracts with USD notional values ranging from $14.4 million to $39.8 million, as measured at each quarter end.
Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Forwards are typically traded OTC. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, and the risk that currency movements will not favor the fund thereby reducing the fund’s total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.
The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.
During the year ended December 31, 2025, the fund used forward foreign currency contracts to manage against changes in foreign currency exchange rates and to gain exposure to foreign currencies. The fund held forward foreign currency contracts with USD notional values ranging from $25.7 million to $43.4 million, as measured at each quarter end.
Swaps. Swap agreements are agreements between the fund and a counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market (OTC swaps) or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.
Upfront payments made/received by the fund, if any, are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund.
Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may provide outcomes that produce losses in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree
44	JOHN HANCOCK Diversified Income Fund | ANNUAL REPORT

or contest the terms of the swap. In addition to interest rate risk, market risks may also impact the swap. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.
Credit default swaps. Credit default swaps (CDS) involve the exchange of a fixed rate premium (paid by the Buyer), for protection against the loss in value of an underlying debt instrument, referenced entity or index, in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a “guarantor” (the Seller), receiving the premium and agreeing to contingent payments that are specified within the credit default agreement. The fund may enter into CDS in which it may act as either Buyer or Seller. By acting as the Seller, the fund may incur economic leverage since it would be obligated to pay the Buyer the notional amount of the contract in the event of a default. The amount of loss in such case could be significant, but would typically be reduced by any recovery value on the underlying credit.
Credit default swaps — Buyer
During the year ended December 31, 2025, the fund used credit default swap contracts as the buyer to manage against potential credit events. The fund held credit default swaps with total USD notional amounts ranging up to $1.2 million, as measured at each quarter end.
Fair value of derivative instruments by risk category
The table below summarizes the fair value of derivatives held by the fund at December 31, 2025 by risk category:
Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Interest rate	Receivable/payable for futures variation margin[1]	Futures	$8,456	$(10,099)
Equity	Receivable/payable for futures variation margin[1]	Futures	—	(196,274)
Currency	Unrealized appreciation (depreciation) on forward foreign currency contracts	Forward foreign currency contracts	49,777	(274,694)
Credit	Swap contracts, at value[2]	Credit default swaps	5,610	(47,989)
			$63,843	$(529,056)

[1]	Reflects cumulative appreciation/depreciation on open futures as disclosed in the Derivatives section of the Fund’s investments. Only the year end variation margin receivable/payable is separately reported on the Statement of assets and liabilities.
[2]	Reflects cumulative value of swap contracts. Receivable/payable for centrally cleared swaps, which includes value and margin, are shown separately on the Statement of assets and liabilities.
For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty.
Effect of derivative instruments on the Statement of operations
The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended December 31, 2025:
	Statement of operations location - Net realized gain (loss) on:
Risk	Futures contracts	Forward foreign currency contracts	Swap contracts	Total
Interest rate	$27,084	—	—	$27,084
Currency	—	$(1,045,342)	—	(1,045,342)
ANNUAL REPORT | JOHN HANCOCK Diversified Income Fund	45

	Statement of operations location - Net realized gain (loss) on:
Risk	Futures contracts	Forward foreign currency contracts	Swap contracts	Total
Credit	—	—	$(6,167)	$(6,167)
Equity	$(690,533)	—	—	(690,533)
Total	$(663,449)	$(1,045,342)	$(6,167)	$(1,714,958)
The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended December 31, 2025:
	Statement of operations location - Change in net unrealized appreciation (depreciation) of:
Risk	Futures contracts	Forward foreign currency contracts	Swap contracts	Total
Interest rate	$(1,643)	—	—	$(1,643)
Currency	—	$(923,729)	—	(923,729)
Credit	—	—	$2,298	2,298
Equity	(310,258)	—	—	(310,258)
Total	$(311,901)	$(923,729)	$2,298	$(1,233,332)
Note 4—Guarantees and indemnifications
Under the fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 5—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. The Advisor is an indirect, principally owned subsidiary of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation (MFC).
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to 0.95% of the fund’s average daily gross assets. The Advisor has a subadvisory agreement with Wellington Management Company LLP. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate managed assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended December 31, 2025, this waiver amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2027, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The expense reductions described above amounted to $12,509 for the year ended December 31, 2025.
Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended December 31, 2025, were equivalent to a net annual effective rate of 0.94% of the fund’s average daily managed assets.
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Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred, for the year ended December 31, 2025, amounted to an annual rate of 0.02% of the fund’s average daily managed net assets.
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. These Trustees receive from the fund and the other John Hancock closed-end funds an annual retainer. In addition, Trustee out-of-pocket expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Note 6—Fund share transactions
On December 6, 2011, the Board of Trustees approved a share repurchase plan, which is subsequently reviewed by the Board of Trustees each year in December. Under the current share repurchase plan, the fund may purchase in the open market, between January 1, 2026 and December 31, 2026, up to 10% of its outstanding common shares as of December 31, 2025. The share repurchase plan will remain in effect between January 1, 2026 and December 31, 2026.
During the year ended December 31, 2025 and year ended December 31, 2024, the fund repurchased 0.29% and 0.47% of common shares, respectively. The weighted average discount per share on the repurchases amounted to 10.50% and 13.89% for the year ended December 31, 2025 and year ended December 31, 2024, respectively. Shares repurchased and corresponding dollar amounts are included on the Statements of changes in net assets. The anti-dilutive impacts of these share repurchases are included on the Financial highlights.
Note 7—Leverage risk
The fund utilizes the LA to increase its assets available for investment. When the fund leverages its assets, shareholders bear the expenses associated with the LA and have potential to benefit or be disadvantaged from the use of leverage. The Advisor’s fee is also increased in dollar terms from the use of leverage. Consequently, the fund and the Advisor may have differing interests in determining whether to leverage the fund’s assets. Leverage creates risks that may adversely affect the return for the holders of shares, including:
•	the likelihood of greater volatility of NAV and market price of shares;
•	fluctuations in the interest rate paid for the use of the LA;
•	increased operating costs, which may reduce the fund’s total return;
•	the potential for a decline in the value of an investment acquired through leverage, while the fund’s obligations under such leverage remains fixed; and
•	the fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements.
To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the fund’s return will be greater than if leverage had not been used; conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived. The use of securities lending to obtain leverage in the fund’s investments may subject the fund to greater risk of loss than would reinvestment of collateral in short term highly rated investments.
In addition to the risks created by the fund’s use of leverage, the fund is subject to the risk that it would be unable to timely, or at all, obtain replacement financing if the LA is terminated. Were this to happen, the fund would be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the fund’s ability to generate income from the use of leverage would be adversely affected.
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Note 8—Liquidity Agreement
On September 30, 2025, the fund has entered into a LA with State Street Bank and Trust Company (SSB) that allows it to borrow or otherwise access up to $48.0 million (maximum facility amount) through a line of credit, securities lending and reverse repurchase agreements. As of December 31, 2025, the fund had no aggregate balance outstanding under the LA.
The fund pledges its assets as collateral to secure obligations under the LA. The fund retains the risks and rewards of the ownership of assets pledged to secure obligations under the LA and makes these assets available for securities lending and reverse repurchase transactions with SSB acting as the fund’s authorized agent for these transactions. All transactions initiated through SSB are required to be secured with cash collateral received from the securities borrower (the Borrower) or cash is received from the reverse repurchase agreement (Reverse Repo) counterparties. Securities lending transactions will be secured with cash collateral in amounts at least equal to 100% of the market value of the securities utilized in these transactions. Cash received by SSB from securities lending or Reverse Repo transactions is credited against the amounts borrowed under the line of credit.
Upon return of securities by the Borrower or Reverse Repo counterparty, SSB will return the cash collateral to the Borrower or proceeds from the Reverse Repo, as applicable, which will eliminate the credit against the line of credit and will cause the drawdowns under the line of credit to increase by the amounts returned. Income earned on the loaned securities is retained by SSB, and any interest due on the reverse repurchase agreements is paid by SSB.
SSB has indemnified the fund for certain losses that may arise if the Borrower or a Reverse Repo Counterparty fails to return securities when due. With respect to securities lending transactions, upon a default of the securities borrower, SSB uses the collateral received from the Borrower to purchase replacement securities of the same issue, type, class and series. If the value of the collateral is less than the purchase cost of replacement securities, SSB is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any of the fund’s losses on the reinvested cash collateral. Although the risk of the loss of the securities is mitigated by receiving collateral from the Borrower or proceeds from the Reverse Repo counterparty and through SSB indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the Borrower or Reverse Repo counterparty fails to return the securities on a timely basis.
Interest charged is at the rate of overnight bank funding rate (OBFR) plus 0.700% and is payable monthly on the aggregate balance of the drawdowns outstanding under the LA. During the year ended December 31, 2025, the fund had no draw-down or prepayment outstanding under the LA.
The fund may terminate the LA with 60 days’ notice. If certain asset coverage and collateral requirements, or other covenants are not met, the LA could be deemed in default and result in termination. Absent a default or facility termination event, SSB is required to provide the fund with 360 days’ notice prior to terminating the LA.
Note 9—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments and U.S. Treasury obligations, amounted to $264,523,480 and $274,084,456, respectively, for the year ended December 31, 2025. Purchases and sales of U.S. Treasury obligations aggregated $723,486 and $736,406, respectively, for the year ended December 31, 2025.
Note 10—Segment reporting
The management committee of the Advisor acts as the fund’s chief operating decision maker (the CODM), assessing performance and making decisions about resource allocation. The fund represents a single operating segment, as the CODM monitors and assesses the operating results of the fund as a whole, and the fund’s long-term strategic asset allocation is managed in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the portfolio management team of the fund’s subadvisor. Segment assets are reflected in the Statement of assets and liabilities as “Total assets”, which consists primarily of total
48	JOHN HANCOCK Diversified Income Fund | ANNUAL REPORT

investments at value. The financial information, including the measurement of profit and loss and significant expenses, provided to and reviewed by the CODM is consistent with that presented within the Statement of operations, which includes “Increase (decrease) in net assets from operations”, Statements of changes in net assets, which includes “Increase (decrease) in net assets from fund share transactions”, and Financial highlights, which includes total return and income and expense ratios.
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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Diversified Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock Diversified Income Fund (the "Fund") as of December 31, 2025, the related statement of operations for the year ended December 31, 2025, the statements of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2025 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2025 and the financial highlights for each of the five years in the period ended December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
February 11, 2026
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
50	JOHN HANCOCK DIVERSIFIED INCOME FUND | ANNUAL REPORT

Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended December 31, 2025.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2025 Form 1099-DIV in early 2026. This will reflect the tax character of all distributions paid in calendar year 2025.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED INCOME FUND	51

Investment objective, principal investment strategies, and principal risks

Unaudited
Investment Objective
The fund’s investment objective is to provide total return with a focus on current income and gains and also consisting of long-term capital appreciation.
Principal Investment Strategies
Under normal circumstances, the fund will invest at least 25% of its net assets (assets plus borrowings for investment purposes) in equity and equity-related securities and at least 25% in fixed income securities and fixed-income related instruments. Equity and equity-related securities, including common stock, preferred stock, depositary receipts (including American Depositary Receipts and Global Depositary Receipts), index-related securities (including exchange traded funds (“ETFs”), options on equity securities and equity indexes, real estate investment structures (including real estate investment trusts (“REITs”)), convertible securities, private placements, convertible preferred stock, rights, warrants, derivatives linked to equity securities or indexes and other similar equity equivalents. The fund may invest in listed and unlisted domestic and foreign equity and equity-related securities or instruments. These equity and equity-related instruments may include equity securities of, or derivatives linked to, foreign issuers and indexes (including emerging market issuers or indexes). The equity portfolio is expected to be broadly diversified, generally fully invested, and seeks to identify opportunities across all market capitalization ranges, industries and sectors required to help achieve the fund’s long-term return and income objectives.
Fixed-income securities and fixed-income related instruments may include noninvestmentgrade (“high yield” or “junk bond”) instruments. Fixed-income related securities may include, but are not limited to, instruments such as: swaps, futures, forwards, options, mortgages, and bank loans. The fund may invest in foreign issuers and foreign-currency securities without any limitation. The fund may also invest in derivatives such as futures contracts and foreign currency forward contracts.
The manager may also take into consideration environmental, social, and/or governance (ESG) factors, alongside other relevant factors, as part of its investment selection process. The ESG characteristics utilized in the fund’s investment process may change over time and one or more characteristics may not be relevant with respect to all issuers that are eligible fund investments. Because ESG factors are considered alongside other relevant factors, the manager may determine that an investment is appropriate notwithstanding its relative ESG characteristics.
Principal Risks
As is the case with all exchange-listed closed-end funds, shares of this fund may trade at a discount or a premium to the fund’s net asset value (NAV). An investment in the fund is subject to investment and market risks, including the possible loss of the entire principal invested.
The fund’s main risks are listed below in alphabetical order, not in order of importance.
Changing distribution level & return of capital risk. There is no guarantee prior distribution levels will be maintained, and distributions may include a substantial tax return of capital. A return of capital is the return of all or a portion of a shareholder’s investment in the fund. For the fiscal year ended December 31, 2025, the fund’s aggregate distributions included a return of capital of $0.50 per share, or 49.86% of aggregate distributions, which could impact the tax treatment of a subsequent sale of fund shares.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
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Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Financial institutions could suffer losses as interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
ESG integration risk. The manager considers ESG factors that it deems relevant or additive, along with other material factors and analysis, when managing the fund. The portion of the fund’s investments for which the manager considers these ESG factors may vary, and could increase or decrease over time. In certain situations, the extent to which these ESG factors may be applied according to the manager’s integrated investment process may not include U.S. Treasuries, government securities, or other asset classes. ESG factors may include, but are not limited to, matters regarding board diversity, climate change policies, and supply chain and human rights policies. Integration of ESG factors into the fund’s investment strategy does not preclude the fund from including companies with low ESG scores or excluding companies with high ESG scores in the fund’s investments. Incorporating ESG criteria and making investment decisions based on certain ESG characteristics, as determined by the Advisor, carries the risk that the fund may perform differently, including underperforming funds that do not utilize ESG criteria or funds that utilize different ESG criteria. Integration of ESG factors into the fund’s investment process may result in a manager making different investments for the fund than for a fund with a similar investment universe and/or investment style that does not incorporate such considerations in its investment strategy or processes, and the fund’s investment performance may be affected. Because ESG factors are one of many considerations for the fund, the manager may nonetheless include companies with low ESG characteristics or exclude companies with high ESG characteristics in the fund’s investments.
Exchange-traded funds (ETFs) risk. The risks of owning shares of an ETF include the risks of owning the underlying securities the ETF holds. Lack of liquidity in an ETF could result in the ETF being more volatile than its underlying securities. An ETF’s shares could trade at a significant premium or discount to its NAV. A fund bears ETF fees and expenses indirectly.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payment or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance. Additionally, the value of inflation-indexed securities is subject to the effects of changes in market interest rates caused by factors other than inflation (“real interest rates”). Generally, when real interest rates rise, the value of inflation-indexed securities will fall and the fund’s value may decline as a result of this exposure to these securities.
Foreign securities risk. Less information may be publicly available regarding foreign issuers, including foreign government issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. If applicable, depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing
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transactions). Derivatives and other strategic transactions that the fund intends to utilize include: foreign currency forward contracts, futures contracts, options and swaps. Foreign currency forward contracts, futures contracts and, options and swaps. generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Operational and cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Real estate investment trust risk. REITs, pooled investment vehicles that typically invest in real estate directly or in loans collateralized by real estate, carry risks associated with owning real estate, including the potential for a decline in value due to economic or market conditions.
Real estate securities risk. Securities of companies in the real estate industry carry risks associated with owning real estate, including the potential for a decline in value due to economic or market conditions.
Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.
54	JOHN HANCOCK DIVERSIFIED INCOME FUND | ANNUAL REPORT

ADDITIONAL INFORMATION

Unaudited
The fund is a closed-end, diversified management investment company, common shares of which were initially offered to the public on May 26, 2011 and are publicly traded on the New York Stock Exchange (the NYSE).
Dividends and distributions
During the year ended December 31, 2025, distributions from net investment income totaling $0.5014 per share and tax return of capital totaling $0.4986 per share were paid to shareholders. The dates of payments and the amounts per share were as follows:
Payment Date	Income Distributions
March 31, 2025	$0.2500
June 30, 2025	0.2500
September 30, 2025	0.2500
December 31, 2025	0.2500
Total	$1.0000
Dividend reinvestment plan
The fund’s Dividend Reinvestment Plan (the Plan) provides that distributions of dividends and capital gains are automatically reinvested in common shares of the fund by Computershare Trust Company, N.A. (the Plan Agent). Every shareholder holding at least one full share of the fund is entitled to participate in the Plan. In addition, every shareholder who became a shareholder of the fund after June 30, 2011, and holds at least one full share of the fund will be automatically enrolled in the Plan. Shareholders may withdraw from the Plan at any time and shareholders who do not participate in the Plan will receive all distributions in cash.
If the fund declares a dividend or distribution payable either in cash or in common shares of the fund and the market price of shares on the payment date for the distribution or dividend equals or exceeds the fund’s net asset value per share (NAV), the fund will issue common shares to participants at a value equal to the higher of NAV or 95% of the market price. The number of additional shares to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution or dividend by the higher of NAV or 95% of the market price. If the market price is lower than NAV, or if dividends or distributions are payable only in cash, then participants will receive shares purchased by the Plan Agent on participants’ behalf on the NYSE or otherwise on the open market. If the market price exceeds NAV before the Plan Agent has completed its purchases, the average per share purchase price may exceed NAV, resulting in fewer shares being acquired than if the fund had issued new shares.
There are no brokerage charges with respect to common shares issued directly by the fund. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.05 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.
The reinvestment of dividends and net capital gains distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.
Shareholders participating in the Plan may buy additional shares of the fund through the Plan at any time in amounts of at least $50 per investment, up to a maximum of $10,000, with a total calendar year limit of $100,000. Shareholders will be charged a $5 transaction fee plus $0.05 per share brokerage trading fee for each order. Purchases of additional shares of the fund will be made on the open market. Shareholders who elect to utilize monthly electronic fund transfers to buy additional shares of the fund will be charged a $2 transaction fee plus $0.05 per share brokerage trading fee for each automatic purchase. Shareholders can also sell fund shares held in the Plan account at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan
ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED INCOME FUND	55

Agent’s website at www.computershare.com/investor. The Plan Agent will mail a check (less applicable brokerage trading fees) on settlement date. Pursuant to regulatory changes, effective September 5, 2017, the settlement date is changed from three business days after the shares have been sold to two business days after the shares have been sold. If shareholders choose to sell shares through their stockbroker, they will need to request that the Plan Agent electronically transfer those shares to their stockbroker through the Direct Registration System.
Shareholders participating in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s website at www.computershare.com/investor. Such termination will be effective immediately if the notice is received by the Plan Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution, with respect to any subsequent dividend or distribution. If shareholders withdraw from the Plan, their shares will be credited to their account; or, if they wish, the Plan Agent will sell their full and fractional shares and send the shareholders the proceeds, less a transaction fee of $5 and less brokerage trading fees of $0.05 per share. If a shareholder does not maintain at least one whole share of common stock in the Plan account, the Plan Agent may terminate such shareholder’s participation in the Plan after written notice. Upon termination, shareholders will be sent a check for the cash value of any fractional share in the Plan account, less any applicable broker commissions and taxes.
Shareholders who hold at least one full share of the fund may join the Plan by notifying the Plan Agent by telephone, in writing or by visiting the Plan Agent’s website at www.computershare.com/investor. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. If shareholders wish to participate in the Plan and their shares are held in the name of a brokerage firm, bank or other nominee, shareholders should contact their nominee to see if it will participate in the Plan. If shareholders wish to participate in the Plan, but their brokerage firm, bank or other nominee is unable to participate on their behalf, they will need to request that their shares be re-registered in their own name, or they will not be able to participate. The Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by shareholders as representing the total amount registered in their name and held for their account by their nominee.
Experience under the Plan may indicate that changes are desirable. Accordingly, the fund and the Plan Agent reserve the right to amend or terminate the Plan. Participants generally will receive written notice at least 90 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 90 days before the record date for the payment of any dividend or distribution by the fund.
All correspondence or requests for additional information about the Plan should be directed to Computershare Trust Company, N.A., at the address stated below, or by calling 800-852-0218, 201-680-6578 (For International Telephone Inquiries) and 800-952-9245 (For the Hearing Impaired (TDD)).
Shareholder communication and assistance
If you have any questions concerning the fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the fund to the transfer agent at:
Regular Mail:
Computershare
P.O. Box 43006
Providence, RI 02940-3078
Registered or Overnight Mail:
Computershare
150 Royall Street, Suite 101
Canton, MA 02021
If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.
56	JOHN HANCOCK DIVERSIFIED INCOME FUND | ANNUAL REPORT

Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	179
Trustee and Chairperson of the Board
Trustee of Berklee College of Music (since 2022); Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
William K. Bacic,[4] Born: 1956	2024	172
Trustee
Director, Audit Committee Chairman, and Risk Committee Member, DWS USA Corp. (formerly, Deutsche Asset Management) (2018-2024); Senior Partner, Deloitte & Touche LLP (1978-retired 2017, including prior positions), specializing in the investment management industry. Trustee of various trusts within the John Hancock Fund Complex (since 2024).
James R. Boyle, Born: 1959	2015	172
Trustee
Board Member, United of Omaha Life Insurance Company (since 2022); Board Member, Mutual of Omaha Investor Services, Inc. (since 2022); Foresters Financial, Chief Executive Officer (2018–2022) and board member (2017–2022); Manulife Financial and John Hancock, more than 20 years, retiring in 2012 as Chief Executive Officer, John Hancock and Senior Executive Vice President, Manulife Financial. Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
Grace K. Fey, Born: 1946	2012	179
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Dean C. Garfield, Born: 1968	2022	172
Trustee
Senior Vice-President, TKO Group (a premier sports and live entertainment company) (since 2025); Vice President, Netflix, Inc. (2019-2024); President & Chief Executive Officer, Information Technology Industry Council (2009–2019); NYU School of Law Board of Trustees (since 2021); Member, U.S. Department of Transportation, Advisory Committee on Automation (since 2021); President of the United States Trade Advisory Council (2010–2018); Board Member, College for Every Student (2017–2021); Board Member, The Seed School of Washington, D.C. (2012–2017); Advisory Board Member of the Block Center for Technology and Society (since 2019). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED INCOME FUND	57

Independent Trustees (continued)
Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Christine L. Hurtsellers,[2] Born: 1963	2025	172
Trustee
Director, Investment Committee Chair, Chariot Re (since 2025); Board Counselor, UNICEF USA (since 2018); Board Counselor, The Carter Center (since 2010); Voya Financial, Inc., Chief Executive Officer, Voya Investment Management (2016-2024), Chief Investment Officer, Fixed Income (2009-2016); Board Governor, Investment Company Institute (2019-2024); Director, Pomona Capital, (2018-2024); Former Member, US Treasury Borrowing Advisory Committee, (2014-2022). Trustee of various trusts within the John Hancock Fund Complex (since 2025).
Deborah C. Jackson, Born: 1952	2011	175
Trustee
President, Cambridge College, Cambridge, Massachusetts (2011-2023); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee (since 2008) and Vice Chairperson of the Board (since 2025) of various trusts within the John Hancock Fund Complex.
Noni Ellison McKee, Born: 1971	2022	172
Trustee
Senior Vice President, General Counsel & Corporate Secretary, Tractor Supply Company (rural lifestyle retailer) (2021-2026); General Counsel, Chief Compliance Officer & Corporate Secretary, Carestream Dental, L.L.C. (2017–2021); Associate General Counsel & Assistant Corporate Secretary, W.W. Grainger, Inc. (global industrial supplier) (2015–2017); Board Member, Goodwill of North Georgia, 2018 (FY2019)–2020 (FY2021); Board Member, Howard University School of Law Board of Visitors (since 2021); Board Member, University of Chicago Law School Board of Visitors (since 2016); Board member, Children’s Healthcare of Atlanta Foundation Board (2021–2023), Board Member, Congressional Black Caucus Foundation (since 2024). Trustee of various trusts within the John Hancock Fund Complex (since 2022).
Kenneth J. Phelan,[2] Born: 1959	2025	172
Trustee
Director, Audit, Finance & Social Responsibility Committees member, Adtalem Global Education Inc. (since 2020); Director, Risk Oversight Chair, Executive, Human Resources & Compensation Committees member, Huntington Bancshares Incorporated (since 2019); Senior Advisor, Oliver Wyman, Inc. (since 2019); Chief Risk Officer, U.S. Department of the Treasury (2014-2019). Trustee of various trusts within the John Hancock Fund Complex (since 2025).
58	JOHN HANCOCK DIVERSIFIED INCOME FUND | ANNUAL REPORT

Independent Trustees (continued)
Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Frances G. Rathke,[4] Born: 1960	2020	172
Trustee
Director, Audit Committee Chair, Oatly Group AB (plant-based drink company) (since 2021); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Flynn Center for Performing Arts (since 2016); Director and Audit Committee Chair, Planet Fitness (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Thomas R. Wright, Born: 1961	2024	172
Trustee
Chief Operating Officer, JMP Securities (2020-2023); Director of Equities, JMP Securities (2013-2023); Executive Committee Member, JMP Group (2013-2023); Global Head of Trading, Sanford C. Bernstein & Co. (2004-2012); and Head of European Equity Trading and Salestrading, Merrill, Lynch & Co (2003-2004); Head of US Equity Cash Trading and Salestrading, Merrill Lynch & Co (1998-2002). Trustee of various trusts within the John Hancock Fund Complex (since 2024).

Non-Independent Trustees[5]
Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	176
Non-Independent Trustee
Global Head of Institutional for Manulife (since 2025); Global Head of Retail for Manulife (2022-2025); Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (2018-2023); Director and Chairman, John Hancock Investment Management LLC (2005-2023, including prior positions); Director and Chairman, John Hancock Variable Trust Advisers LLC (2006-2023, including prior positions); Director and Chairman, John Hancock Investment Management Distributors LLC (2004-2023, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Kristie M. Feinberg,[3] Born: 1975	2023	172
Non-Independent Trustee and President (Chief Executive Officer and Principal Executive Officer)
Head of Retail, Manulife Investment Management (since 2025); Head of Wealth & Asset Management, U.S. and Europe, for John Hancock and Manulife (2023–2025); Director and Chairman, John Hancock Investment Management LLC (since 2023); Director and Chairman, John Hancock Variable Trust Advisers LLC (since 2023); Director and Chairman, John Hancock Investment Management Distributors LLC (since 2023); CFO and Global Head of Strategy, Manulife Investment Management (2021–2023, including prior positions); CFO Americas & Global Head of Treasury, Invesco, Ltd., Invesco US (2019–2020, including prior positions); Senior Vice President, Corporate Treasurer and Business Controller, Oppenheimer Funds (2001–2019, including prior positions); President (Chief Executive Officer and Principal Executive Officer) of various trusts within the John Hancock Fund Complex (since 2023, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2025).

ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED INCOME FUND	59

Principal officers who are not Trustees
Name, year of birth Position(s) held with fund Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Fernando A. Silva, Born: 1977	2024
Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)
Director, Fund Administration and Assistant Treasurer, John Hancock Funds (2016-2020); Assistant Treasurer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Assistant Vice President, John Hancock Life & Health Insurance Company, John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York (since 2021); Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer) of various trusts within the John Hancock Fund Complex (since 2024).
Salvatore Schiavone, Born: 1965	2011
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Fund does not make available copies of its Statement of Additional Information because the Fund’s shares are not continuously offered and the Statement of Additional Information has not been updated since the Fund’s last public offering, therefore the information contained in the Statement of Additional Information may be outdated.
[1]	Mr. Boyle, Ms. Fey, Mr. Lorentz, and Dr. McClellan serve as Trustees for a term expiring in 2026; Mr. Bacic, Ms. Ellison McKee, Ms Rathke and Mr. Wright serve as Trustees for a term expiring in 2027; Mr. Garfield, Ms. Jackson and Mr. Arnott to serve for a three-year term ending at the 2028 Shareholder Meeting. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Serves as Trustee effective November 12, 2025.
[3]	Serves as Non-Independent Trustee effective June 30, 2025.
[4]	Member of the Audit Committee.
[5]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain of its affiliates.
60	JOHN HANCOCK DIVERSIFIED INCOME FUND | ANNUAL REPORT

More information
Trustees
Hassell H. McClellan, Chairperson
Deborah C. Jackson, Vice Chairperson
Andrew G. Arnott†
William K. Bacic*
James R. Boyle
Noni Ellison McKee
Kristie M. Feinberg†,§
Grace K. Fey
Dean C. Garfield
Christine L. Hurtsellers#
Kenneth  J. Phelan#
Frances G. Rathke*
Thomas R. Wright*
Officers
Kristie M. Feinberg
President (Chief Executive Officer and Principal Executive Officer)
Fernando A. Silva
Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Wellington Management Company LLP
Portfolio Managers
Robert J. Isch, CFA
Custodian
State Street Bank and Trust Company
Transfer agent
Computershare Shareowner Services, LLC
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP
Stock symbol
Listed New York Stock Exchange: HEQ

† Non-Independent Trustee
# Serves as Trustee effective November 12, 2025.
* Member of the Audit Committee
§ Serves as Non-Independent Trustee effective as of June 30, 2025.
The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-852-0218.
The report is certified under the Sarbanes-Oxley Act, which requires closed-end funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.
You can also contact us:
800-852-0218	Regular mail:	Express mail:
jhinvestments.com	Computershare P.O. Box 43006 Providence, RI 02940-3078	Computershare 150 Royall St., Suite 101 Canton, MA 02021
ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED INCOME FUND	61

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John Hancock Investment Management LLC, 200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife, Manulife Investments, Stylized M Design, and Manulife Investments & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and John Hancock and the Stylized John Hancock Design are trademarks of John Hancock Life Insurance Company (U.S.A.). Each are used by it and by its affiliates under license.
MF5113314	P15A 12/25
2/26

ITEM 2. CODE OF ETHICS.

As of the end of the year, December 31, 2025, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the "Covered Officers"). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Frances G. Rathke and William K. Bacic are audit committee financial experts and are "independent", pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements amounted to $55,601 and $55,554 for the fiscal years ended December 31, 2025 and December 31, 2024, respectively. These fees were billed to the registrant and were approved by the registrant's audit committee.

(b) Audit-Related Services

Audit-related fees for assurance and related services by the principal accountant are billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser ("control affiliates") that provides ongoing services to the registrant. The nature of the services provided was related to a software licensing fee. Amounts billed to the registrant were $12 and $0 for fiscal years ended December 31, 2025 and December 31, 2024, respectively.

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning ("tax fees") amounted to $4,469 and $4,469 for the fiscal years ended December 31, 2025 and December 31, 2024, respectively. The nature of the services comprising the tax fees was the review of the registrant's tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant's audit committee.

(d) All Other Fees

Other fees amounted to $0 and $0 for the fiscal years ended December 31, 2025 and December 31, 2024, respectively.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the "Auditor") relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The registrant's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit- related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X

Audit-Related Fees, Tax Fees and All Other Fees

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

 (f)According to the registrant's principal accountant for the fiscal year ended December 31, 2025, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g)The aggregate non-audit fees billed by the registrant's principal accountant for non-audit services rendered to the registrant and rendered to the registrant's control affiliates were $1,319,261 for the fiscal year ended December 31, 2025 and $871,973 for the fiscal year ended December 31, 2024.

(h)The audit committee of the registrant has considered the non-audit services provided by the registrant's principal accountant to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant's independence.

(i)Not applicable.

(j)Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Frances G. Rathke – Chairperson

William H. Cunningham - retired effective December 31, 2025

William K. Basic

Thomas R. Wright - effective January 1, 2026

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)Refer to information included in Item 1.

(b)Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PROXY DISCLOSURE FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

Information included in Item 1, if applicable.

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

See attached exhibit "Proxy Voting Policies and Procedures".

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Information about the Wellington Management Company LLP (“Wellington Management”) portfolio managers

Management Biographies

Below is a list of the portfolio managers who share joint responsibility for the day-to-day investment management of the Fund. It provides a brief summary of their business careers over the past five years. The information provided is as of the filing date of this N-CSR.

Roberto J. Isch, CFA

Senior Managing Director and Portfolio Manager,

Wellington Management Company LLP since 2012

Joined Fund team in 2019

Other Accounts the Portfolio Managers are Managing

The table below indicates for each portfolio manager information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of December 31, 2025. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

PORTFOLIO	Registered Investment		Other Pooled Investment
MANAGER					Other Accounts
	Companies		Vehicles
NAME

	Number of	Total	Number of	Total	Number of	Total
		Assets		Assets		Assets
	Accounts		Accounts		Accounts
		$Million		$Million		$Million

Roberto J.	3	468.92	25	4,680.17	1	18.14
Isch, CFA	0*	0*	20*	2,416.84*	0*	0*

Note: (*) represents the number and value of accounts, within the total accounts that are subject to a performance-based advisory fee.

Conflicts of Interest. Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Fund (“Investment Professionals”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Investment Professionals make investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. Mr. Isch manages accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by an Investment Professional. Therefore, portfolio managers and other investment team members have an incentive to favor accounts that have the potential to provide a higher incentive compensation for them as individuals. Wellington Management manages the conflict created by these incentive arrangements through policies on the allocation of investment opportunities, including the allocation of equity IPOs, as well as after-the-fact monitoring the review of client accounts to assess dispersion among accounts with similar mandates. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Compensation Wellington Management receives a fee based on the assets under management of the Fund as set forth in the Subadvisory Agreement between Wellington Management and the Adviser on behalf of the Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Fund. Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professional’s necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Fund’s manager listed in the Prospectus who is primarily responsible for the day-to-day management of the Fund (the “Investment Professional”) includes a base salary. The base salary for each Investment Professional who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Isch is a Partner.

Each Portfolio Manager’s incentive payment relating to the Diversified Income Fund (formerly Hedged Equity & Income Fund) is linked to the gross pre-tax performance of the Fund managed by the Portfolio Managers compared to the MSCI All Country World Index over one, three and five year periods, with an emphasis on five year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by these Portfolio Managers, including accounts with performance fees.

Share Ownership by Portfolio Managers. The following table indicates as of December 31, 2025, the value of shares beneficially owned by the portfolio managers in the Fund.” Delete the last column in the table labeled “Range of Beneficial Ownership in Similarly Managed Accounts.”

Range of
Portfolio	Beneficial
Manager	Ownership
Roberto J. Isch, CFA	$0

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a)Not applicable.

(b)REGISTRANT PURCHASES OF EQUITY SECURITIES

			Total number of	Maximum
			shares	number of
	Total number of		purchased as	shares that may
		Average price per	part of publicly	yet be
	shares		announced	purchased
Period	purchased	share	plans*	under the plans*
Jan-25	-	-	-	1,209,375
Feb-25	-	-	-	1,209,375
Mar-25	-	-	-	1,209,375
Apr-25	-	-	-	1,209,375
May-25	-	-	-	1,209,375
Jun-25	-	-	-	1,209,375
Jul-25	-	-	-	1,209,375
Aug-25	-	-	-	1,209,375
Sep-25	-	-	-	1,209,375
Oct-25	-	-	-	1,209,375
Nov-25	-	-	-	1,209,375
Dec-25	34,900	11.04	34,900	1,174,475
Total	34,900	-	34,900

*In December 2011, the Board of Trustees approved a share repurchase plan, which was subsequently reviewed by the Board of Trustees each year in December. Under the current share repurchase plan, the Fund may purchase in the open market up to 10% of its outstanding common shares as of December 31, 2025 (shares that may yet be purchased under the current plan are 1,205,885 shares). The current plan is in effect between January 1, 2026 and December 31, 2026.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 16. CONTROLS AND PROCEDURES.

(a)Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Fund did not participate directly in securities lending activities. See Note 8 to financial statements in Item 1.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

Not applicable.

ITEM 19. EXHIBITS.

(a)(1) Code of Ethics for Covered Officers is attached.

(a)(2) Not applicable.

(a)(3) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Proxy Voting Policies and Procedures are attached.

(c)(2) Registrant’s notice to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the Investment Company Act of 1940, as amended and Rule 19b-1 thereunder regarding distributions made pursuant to the Registrant’s Managed Distribution Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Diversified Income Fund (formerly John Hancock Hedged Equity & Income Fund)

By:	/s/ Kristie M. Feinberg
------------------------------
Kristie M. Feinberg
President,
Principal Executive Officer
Date:	February 11, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kristie M. Feinberg
------------------------------
Kristie M. Feinberg
President,
Principal Executive Officer
Date:	February 11, 2026
By:	/s/ Fernando A. Silva
---------------------------
Fernando A. Silva
Chief Financial Officer,
Principal Financial Officer
Date:	February 11, 2026